                                                                   EXHIBIT 10.23

                       NOTE AND WARRANT PURCHASE AGREEMENT

      NOTE AND WARRANT PURCHASE AGREEMENT (this "Agreement") made and entered into as of August 2, 1999, by and among Beacon Power Corporation, a Delaware corporation (the "Company"), Perseus Capital, L.L.C., a Delaware limited liability company ("Perseus"), Duquesne Enterprises, Inc. a Pennsylvania corporation ("Duquesne"), Micro Generation Technology Fund, L.L.C., a Delaware limited liability company ("Micro"), and SatCon Technology Corporation, a Delaware corporation ("SatCon" and together with Perseus, Duquesne and Micro, the "Purchasers"). Certain capitalized terms used in this Agreement are defined in Exhibit A attached hereto.

                                    Recitals

A. Perseus, Duquesne and Micro acquired shares of the Company's Class D Preferred Stock pursuant to a Securities Purchase Agreement dated as of October 23, 1998 by and among the Company and the Purchasers (the "October Agreement").

B. The Purchasers acquired promissory notes from the Company on June 22, 1999 and July 6, 1999 (the "Tranche One Notes") pursuant to a Note Purchase Agreement between the Company and the Purchasers dated June 22, 1999 (the "Tranche One Note Purchase Agreement").

C. The Company needs funds to operate and expand its business operations and in furtherance thereof desires to amend and restate the Tranche One Notes held by each of the Purchasers, to read substantially as attached hereto as Exhibit B-1, with the respective principal amounts specified herein (the "Notes"), and the Purchasers are willing to acquire the Notes, all on the terms and subject to the conditions set forth in this Agreement.

D. To induce the Purchasers to acquire the Notes, the Company has agreed to issue to each Purchaser, under the circumstances specified herein, a warrant to acquire shares of the Company's Class E Preferred Stock, the terms and conditions of which will be negotiated at the time the conversion of the Notes take place (the "Class E Preferred Stock"), substantially in the form attached hereto as Exhibit C (the "Warrants").

                                    Agreement

      In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

      1. Amendment, Restatement and Issuance of Securities. On the terms and subject to the conditions hereof:

            (a) At the First Closing (as defined below), the Company shall amend, restate and issue and sell to each of the Purchasers, and each of the Purchasers shall purchase from the Company, a Note with the amended principal amount specified below for the net purchase price shown below, along with a Warrant for the type of shares as specified in the Warrant, in such number of shares as is specified below:

--------------------------------------------------------------------------------------------------
Purchaser   Tranche   Amended/Restated    Net Purchase         Compute Number of Shares Covered
            One Note  Principal Amount      Price            by Warrant by dividing Warrant Price
            Amount                                         in Warrant into the Amount Shown Below:
 (col. 1)   (col. 2)     (col. 3)          (col. 4)                        (col. 5)
--------------------------------------------------------------------------------------------------
Perseus    $250,000   $1,350,000.00     $1,100,000.00                    $337,500.00
--------------------------------------------------------------------------------------------------
SatCon      250,000      333,333.33         83,333.34                      83,333.34
--------------------------------------------------------------------------------------------------
Micro        50,000      150,000.00        100,000.00                      37,500.00
--------------------------------------------------------------------------------------------------
Duquesne     50,000      500,000.00        450,000.00                     125,000.00
--------------------------------------------------------------------------------------------------

Total:      600,000    2,333,333.33      1,733,333.34                     583,333.34
--------------------------------------------------------------------------------------------------

            (b) At each Subsequent Closing (as defined below), the Company shall issue and sell to SatCon, and SatCon shall purchase from the Company, a Note in the form attached as Exhibit B-2, with the principal amount of $333,333.33 for the price of $333,333.33 and a Warrant to purchase a number of shares computed by dividing $83,333.34, by the Warrant Price defined in the Warrant, and otherwise on terms as specified in such Warrant.

            (c) At the Closing, the Purchasers shall surrender the Tranche One Notes and in consideration thereof the new Notes shall be issued.

      2. Closings.

      2.1 Closings. The sales and purchases contemplated by Section 1 of this Agreement shall take place at a closing (the "First Closing") to be held at the offices of Arnold & Porter, 555 Twelfth Street, N.W. Washington DC as promptly as practicable on or after the date hereof, or at such other time, date and place as are mutually agreeable to the Company and to the Purchasers and at two
(2) subsequent closings (the "Subsequent Closings" and with the First Closing, the "Closings") to be held at the principal executive offices of the Company at 10 a.m. local time no earlier than August 4 and October 1, 1999, respectively, and no later than the earliest of (a) October 15, 1999 and November 15, 1999, respectively, (b) two days after SatCon closes on a new equity or debt securities financing after the date hereof, or (c) at such other times, dates and places as are mutually agreeable to the Company and to SatCon. The date of the First Closing is hereinafter referred to as the "First Closing Date" and the date of a Subsequent Closing is hereinafter referred to as a "Subsequent Closing Date."

      2.2 Deliveries. At the First Closing (and in the case of SatCon, at each Subsequent Closing), the Company will deliver to each Purchaser the Note and Warrant to be issued to such Purchaser at the First Closing, in each case, fully executed by the Company, and each Purchaser will deliver to the Company the purchase price therefor by wire transfer thereof to the Company Account. The parties shall also deliver all documents required to be delivered at the First Closing pursuant to Section 2.3 hereof. Additionally, as provided in the Tranche One Note Purchase Agreement, at the First Closing, the Tranche One Notes shall be cancelled in exchange for Notes in substantially the form attached hereto as Exhibit B-1.

      2.3 Conditions to First Closing.

            (a) Conditions to Obligations of the Purchaser. The obligations of the Purchasers to purchase the Notes and Warrants at the First Closing are subject to the fulfillment on or prior to the First Closing Date of the following conditions, any of which may be waived by the Purchasers:

                        (i) Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by the Company in
Section 3 hereof shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the First Closing Date with the same force and effect as if they had been made on and as of such date, and the Company shall have performed all obligations, covenants and agreements herein required to be performed by it on or prior to the First Closing.

                        (ii) Consents and Waivers. The Company shall have obtained any and all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution and delivery of this Agreement and the Related Agreements), permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement or any Related Agreement.

                        (iii) Perfection of Security Interests. The Company shall have taken all actions requested by the Purchasers to perfect the security interests granted under the Notes.

                        (iv) Compliance Certificate. The Company shall have delivered to the Purchasers a certificate, executed by its President, dated as of the First Closing Date, certifying the fulfillment of the conditions specified in subsections (a)(i) and (ii) of this Section 2.3.

                        (v) Officers' Certificate. The Company shall have delivered to the Purchasers a certificate, executed by one of its Officers, dated as of the First Closing Date, certifying the authenticity of attached copies of resolutions of its Board of Directors approving the transactions contemplated hereby and by the Related Agreements.

                        (vi) Other Purchasers. The other Purchasers shall have simultaneously consummated their purchases of Notes and Warrants at the First Closing in accordance with the terms hereof.

                        (vii) Other Documents. The Purchasers shall have received such other certificates and documents as they shall have reasonably requested, including an opinion of Edwards & Angel, counsel to the Company, in reasonable form and content.

                  (b) Conditions to Obligations of the Company. The Company's obligations to issue and sell the Notes and Warrants at the First Closing are subject to the fulfillment on or prior to the First Closing Date of the following condition, which may be waived by the Company: the representations and warranties made by the Purchasers in Section 5 hereof shall have been true and correct when made, and shall be true and correct on such First Closing Date with the same force and effect as if they had been made on and as of such date.

            2.4 Conditions to Subsequent Closings. The obligations of the Company and SatCon to consummate the issuance, sale and purchase of the Notes and Warrants to be issued, sold and purchased at the Subsequent Closings shall be subject to satisfaction of the following condition: the First Closing shall have occurred and the Notes and Warrants to be issued, sold and purchased at the First Closing shall have been issued, sold and purchased. The obligations of the Company to consummate the issuance and sale of the Notes and Warrants to be issued and sold at the Subsequent Closings shall also be subject to satisfaction of the following additional condition: the representations and warranties made by the SatCon in Section 5 hereof shall have been true and correct when made, and shall be true and correct on such Subsequent Closing Dates with the same force and effect as if they had been made on and as of such date.

            2.5 Registration Rights. The holder of a Warrant for the issue of shares of Class E Preferred Stock shall obtain registration rights (relating to the registration of the Common Shares issuable upon conversion of the Class F Preferred under the Securities Act of 1933) on a basis consistent with the registration rights which are obtained by other purchasers of such Class E Preferred Stock, so long as the holder signs the appropriate registration rights agreement relating thereto. Moreover, if the Warrant becomes exercisable into shares other than Class E Preferred, measures will be taken so that the Common Shares issued upon exercise of the Warrant (or the Common Shares issued upon conversion of whatever convertible security may be issuable upon such exercise) will constitute "Registrable Securities" under the Registration Rights Statement attached as Exhibit F to the October Agreement.

      3. Representations and Warranties Relating to the Company. Except as otherwise set forth in the Disclosure Schedule attached as Exhibit I to the October Agreement, as supplemented by the Supplemental Disclosure Schedule attached hereto as Exhibit D (collectively, the "Company Disclosure Schedule"), the Company represents and warrants to the Purchasers as set forth below.

            3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to carry on its business as now conducted and as it is proposed to be conducted, and is duly qualified or licensed to do business and in good standing in each jurisdiction in which the nature of its business or properties makes such qualification or licensing necessary, except where the failure to so qualify or be licensed would not have a Material Adverse Effect.

            3.2 Power. Authorization and Validity. The Company has the corporate power, legal capacity and corporate authority to enter into and perform its obligations under this Agreement and each of the Related Agreements to which it is a party. The execution, delivery and performance by the Company of this Agreement and each of the Related Agreements to which it is a party have been duly and validly approved and authorized by all necessary corporate action on its part. No authorization, consent, or approval, governmental or otherwise, is necessary to enable the Company to enter into the Agreement or any Related Agreement to which it is a party and to perform its obligations hereunder or thereunder. This Agreement is, and each of the Related Agreements to which it is a party when executed and delivered by the Company will be, the valid and binding obligations of the Company, enforceable in accordance with their respective terms. Upon their issuance pursuant to the Warrants, all shares of Common Stock issued pursuant to the Warrants shall be duly authorized, validly issued, fully paid and nonassessable.

            3.3 No Violation of Existing Agreements. Neither the execution and delivery of this Agreement or any Related Agreement to which it is a party nor the consummation of the transactions or performance of the Company's obligations contemplated hereby or thereby will conflict with, result in a material breach or violation of, or cause a default under, any provision of the Company's Certificate of Incorporation or Bylaws, each as is currently in effect, any instrument, contract or agreement that is material to the business of the Company or any judgment, writ, decree, order, law, statute, ordinance, rule or regulation applicable to the Company.

            3.4 Financial Statements.

                        (a) The Company's unaudited consolidated balance sheets as of December 31, 1998 and June 30, 1999 and statements of operations and cash flows for the year ended December 31, 1998 and the six months ended June 30, 1999, including the notes thereto (collectively the "Company Financial Statements"), all of which are attached to the Company Disclosure Schedule (or have previously been provided to the Purchasers), have been prepared in all material respects in accordance with GAAP (except that the June 30, 1999 statements may not contain all footnotes required by GAAP). The Company Financial Statements have been prepared in accordance with the books and records of the Company and present fairly in all material respects the financial position, results of operations, cash flows and equity transactions of the Company as of and for the periods ending on their dates. Except and to the extent reflected or reserved against in the Company Financial Statements, the Company does not have, as of the dates of the Company Financial Statements, any liabilities or obligations (absolute or contingent) of a nature required to be or customarily reflected in a balance sheet (or the notes thereto) prepared in accordance with GAAP. The reserves, if any, reflected on the Company Financial Statements are adequate in light of the contingencies with respect to which they are made. There has been no material change in the Company's accounting policies except as described in the notes to the Company Financial Statements.

                        (b) The Company has no debts, liabilities, or obligations in a material amount, either individually or in the aggregate, of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected or reserved against in the Company Financial Statements. All material debts, liabilities, and obligations incurred after the date of the Company Financial Statements were incurred in the ordinary course of business, and are usual and normal in amount, both individually and in the aggregate. Since December 31, 1998, the Company has not experienced a Material Adverse Change.

            3.5 No Brokers. Neither the Company nor, to the Company's knowledge, any Company shareholder is obligated for the payment of fees or expenses of any broker or finder in connection with the origin, negotiation or execution of this Agreement or any Related Agreement or in connection with any transaction contemplated hereby or thereby.

            3.6 Disclosure. The statements by the Company contained in this Agreement, the exhibits hereto, and the certificates and documents required to be delivered by the Company to the Purchasers under this Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein and therein not misleading in light of the circumstances under which such statements were made.

            3.7 Securities Act. Subject to the accuracy of the Purchaser's representations in Section 5 hereof, the offer, sale and issuance of the Notes and the Warrants in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and the qualification or registration requirements of any applicable state securities laws as such laws exist on the date hereof.

            3.8 Other Representations and Warranties. The representations and warranties of the Company set forth in Section 3 of the October Agreement are true and correct as of the date hereof in all material respects.

      4. [INTENTIONALLY OMITTED.]

      5. Representations and Warranties of the Purchasers and Restrictions on Transfer Imposed by the Securities Act of 1933 and Applicable State Securities Laws.

            5.1 Representations and Warranties by the Purchaser. Each Purchaser represents and warrants to the Company severally as to itself alone and not jointly as follows:

                  (a) The Note and Warrant to be issued to such Purchaser at each Closing will be acquired by such Purchaser for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws.

                  (b) Such Purchaser understands that (i) the Notes and Warrants to be issued to it at such Closing have not been, and upon their issuance will not be, registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof and have not been, and upon their issuance will not be, qualified under any state securities laws on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration thereunder, and (ii) the Company's reliance on such exemptions is predicated on such Purchaser's representations set forth herein. Such Purchaser understands that the resale of its Notes and Warrants may be restricted indefinitely, unless a subsequent disposition thereof is registered under the Securities Act and registered under any state securities law or is exempt from such registration.

                  (c) Such Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Such Purchaser is able to bear the economic risk of the purchase of its Notes and Warrant pursuant to the terms of this Agreement, including a complete loss of the Purchaser's investment therein.

                  (d) Such Purchaser has the full right, power and authority to enter into and perform such Purchaser's obligations under this Agreement and each Related Agreement to which it is or becomes a party, and this Agreement and each Related Agreement to which it is or becomes a party constitute valid and binding obligations of such Purchaser enforceable in accordance with their terms.

                  (e) No consent, approval or authorization of or designation, declaration or filing with any Governmental Body on the part of such Purchaser is required in connection with the valid execution and delivery of this Agreement or any Related Agreement to which it or becomes a party.

            5.2 Legend. The Notes and any Warrants may be endorsed with the legends appearing on the first page thereof. The Company may instruct its transfer agent not to register the transfer of any Note, unless the conditions specified in the foregoing legends are satisfied.

            5.3 Removal of Legend and Transfer Restrictions.

                  Any legend endorsed on any Note or Warrant pursuant to Section
5.2 relating to compliance with federal or state securities laws and the stop transfer instructions with respect to the Notes and the Warrants relating thereto shall be removed and the Company shall issue a new promissory note or warrant, as the case may be, without such legend to the holder thereof (1) if such Note or Warrant is registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available, (2) if such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act, or (3) if such holder provides the Company with an opinion of counsel for such holder, reasonably satisfactory to legal counsel for the Company to the effect that a sale, transfer or assignment of the Note or Warrant may be made without registration.

      6. Additional Covenants.

            6.1 Use of Proceeds. The Company hereby covenants and agrees that all of the net proceeds received by it from the issuance and sale of the Notes and Warrants shall be used for the purpose of developing and conducting its business, which is the development, manufacturing and marketing of flywheel energy storage systems for use in energy storage applications, and no part of such net proceeds shall be used to pay any broker's fees or commissions relating to the transactions contemplated by this Agreement or similar payments of any kind. The above net proceeds shall not be used to repay any obligation incurred by the Company under the Tranche One Notes or the Tranche One Note Purchase Agreement other than legal expenses incurred in connection therewith.

            6.2 Special Approvals. Without the consent of 60% in economic interest of the Notes, while the Notes are outstanding, the Company will not (1) pay dividends on any class of its shares of common stock or any class of its preferred stock (except stock dividends to holders of its preferred stock) or
(2) issue any securities or incur any indebtedness except for commercial bank and institutional lender financings and equipment leases ranking equivalent or senior to the Notes.

            6.3 Best Efforts. The Company will use best efforts to: (a) identify and hire a Chairman of the Company; (b) identify and begin negotiations with a strategic partner; (c) negotiate a significant contract with Bell Atlantic or another significant customer to purchase equipment from the Company; and (d) identify and engage an investment banker with a view to preparing and structuring the Company for an initial public offering within a reasonable period.

      7. Miscellaneous.

            7.1 Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

            7.2 Arbitration. Any controversy or claim arising out of or relating to this Agreement or any of the Related Agreements, or the breach hereof or thereof, shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Such arbitration shall be conducted by a panel of three arbitrators, each party having the right to select one arbitrator with the third arbitrator to be selected in accordance with the rules of the American Arbitration Association.

            7.3 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Commonwealth of Massachusetts without regards to the principles of conflicts of laws thereof.

            7.4 Survival. The representations, warranties, covenants and agreements made herein shall survive the execution of this Agreement and the Closings of the transactions contemplated hereby.

            7.5 Successors and Assigns. Except as otherwise expressly provided herein and subject to the Related Agreements and applicable law, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

            7.6 Entire Agreement. This Agreement, the Related Agreements and other exhibits to this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

            7.7 Notices, etc. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or by facsimile transmission or three days after being mailed, registered or certified mail, return receipt requested, with postage prepaid, to the address or facsimile number (as the case may be) listed for each such party below or, if any party shall have designated a different address or facsimile number by notice to the other party given as provided above, then to the last address or facsimile number so designated.

                         If to the Company:

                               Beacon Power Corporation
                               6D Gill Street
                               Woburn, MA 01801
                               Fax No.: (781) 938-9401
                               Attn: William Stanton, Chief Executive Officer

                         With a required copy to:

                               Albert L. Sokol
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02110-1800
                               Fax No.: (617) 439-4170

                         If to Perseus:

                               Perseus Capital, L.L.C.
                               The Army and Navy Club Building
                               1627 I Street, N.W.
                               Suite 610
                               Washington, D.C. 20006
                               Attn: Kenneth M. Socha
                               Fax No. (202) 463-6215

                         With a required copy to:

                                Arnold & Porter
                                555 12th Street, N.W.
                                Washington, D.C. 20004
                                Attn: Robert B. Ott
                                Fax No.: (202) 942-5999

                         If to SatCon:

                                David Eisenhaure
                                President
                                161 First Street
                                Cambridge, MA 02142
                                Fax No.: (617) 661-3373

                         With a required copy to:

                                Jeffrey N. Carp, Esq.
                                Hale and Dorr LLP
                                60 State Street
                                Boston, MA 02109
                                Fax No.: (617) 526-5000

                         If to Duquesne:

                               Rachel Lorey
                               Vice President
                               One Northshore Center
                               Suite 100
                               12 Federal Street
                               Pittsburgh, PA 15212
                               Fax No: 412-231-2140

                         With a required copy to:

                               David J. Lehman, Esq.
                               Kirkpatrick & Lockhart LLP
                               1500 Oliver Building
                               Pittsburgh, PA 15222
                               Fax No: 412-255-6501


                         If to Micro:

                               c/o Robert W. Shaw, Jr.
                               Arete Corporation
                               P.O. Box 1299
                               Center Harbor, New Hampshire 03226
                               Fax No.: (603) 253-9799

            7.8 Separability. In case any provision of this Agreement shall be declared invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            7.9 Expenses. The Company shall bear its expenses and legal fees incurred with respect to this Agreement, each of the Related Agreements and the transactions contemplated hereby and thereby. All reasonable costs and expenses of the Purchasers relating to this Agreement, each of the Related Agreements and the transactions contemplated hereby and thereby, including reasonable fees and expenses of legal counsel, shall be promptly paid or reimbursed by the Company (but in no event shall the Company be responsible for aggregate expenses of more than $25,000 per Purchaser).

            7.10 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            7.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            7.l2 Publicity. None of the parties to this Agreement, nor any of their affiliates, shall issue any press release or otherwise make any public announcement or disclosure with respect to this Agreement, any of the Related Agreements or any of the transactions contemplated hereby or thereby without the prior written consent of each of the Company, and the Purchasers, unless such disclosure is required by applicable law.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



BEACON POWER CORPORATION                 DUQUESNE ENTERPRISES, INC.

By: /s/ William E. Stanton                By:
    ----------------------                    ----------------------
Name: William E. Stanton                  Name:
      --------------------                      --------------------
Title: President & CEO                    Title:
       -------------------                      --------------------

PERSEUS CAPITAL, L.L.C.                  MICRO-GENERATION
                                         TECHNOLOGY FUND, L.L.C.

By:
    ----------------------
Name:                                    By: ARETE CORPORATION, Its Manager
     ---------------------
Title:
      --------------------               By:
                                            ---------------------------
                                             Robert W. Shaw, Jr., President

SATCON TECHNOLOGY CORPORATION

By:
    ----------------------
Name:
     ---------------------
Title:
      --------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

BEACON POWER CORPORATION                 DUQUESNE ENTERPRISES, INC.

By:                                       By:
    ----------------------                    ----------------------
Name:                                     Name:
      --------------------                      --------------------
Title:                                    Title:
       -------------------                      --------------------

PERSEUS CAPITAL, L.L.C.                  MICRO-GENERATION
                                         TECHNOLOGY FUND, L.L.C.

By: /s/ Philip J. Deutch
    ----------------------
Name: Philip J. Deutch                   By: ARETE CORPORATION, Its Manager
     ---------------------
Title: Managing Director
      --------------------               By:
                                            ---------------------------
                                             Robert W. Shaw, Jr., President

SATCON TECHNOLOGY CORPORATION

By:
    ----------------------
Name:
     ---------------------
Title:
      --------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

BEACON POWER CORPORATION                 DUQUESNE ENTERPRISES, INC.

By:                                       By:
    ----------------------                    ----------------------
Name:                                     Name:
      --------------------                      --------------------
Title:                                    Title:
       -------------------                      --------------------

PERSEUS CAPITAL, L.L.C.                  MICRO-GENERATION
                                         TECHNOLOGY FUND, L.L.C.

By:
    ----------------------
Name:                                    By: ARETE CORPORATION, Its Manager
     ---------------------
Title:
      --------------------               By:
                                            ---------------------------
                                             Robert W. Shaw, Jr., President

SATCON TECHNOLOGY CORPORATION

By: /s/ David Eisenhaure
    ----------------------
Name: David Eisenhaure
     ---------------------
Title: President
      --------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

BEACON POWER CORPORATION                 DUQUESNE ENTERPRISES, INC.

By:                                       By: /s/ Eric R. Stoltz
    ----------------------                    ----------------------
Name:                                     Name: Eric R. Stoltz
      --------------------                      --------------------
Title:                                    Title: Vice President & Treasurer
       -------------------                      ---------------------------

PERSEUS CAPITAL, L.L.C.                  MICRO-GENERATION
                                         TECHNOLOGY FUND, L.L.C.

By:
    ----------------------
Name:                                    By: ARETE CORPORATION, Its Manager
     ---------------------
Title:
      --------------------               By:
                                            ---------------------------
                                             Robert W. Shaw, Jr., President

SATCON TECHNOLOGY CORPORATION

By:
    ----------------------
Name:
     ---------------------
Title:
      --------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

BEACON POWER CORPORATION                 DUQUESNE ENTERPRISES, INC.

By:                                       By:
    ----------------------                    ----------------------
Name:                                     Name:
      --------------------                      --------------------
Title:                                    Title:
       -------------------                      --------------------

PERSEUS CAPITAL, L.L.C.                  MICRO-GENERATION
                                         TECHNOLOGY FUND, L.L.C.

By:
    ----------------------
Name:                                    By: ARETE CORPORATION, Its Manager
     ---------------------
Title:
      --------------------               By: /s/ Robert W. Shaw, Jr.
                                            ---------------------------
                                             Robert W. Shaw, Jr., President

SATCON TECHNOLOGY CORPORATION

By:
    ----------------------
Name:
     ---------------------
Title:
      --------------------

                                    EXHIBIT A

                               CERTAIN DEFINITIONS

      For purposes of the Agreement to which this Exhibit A is attached, the following terms have the following meanings:

      "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of New York, the Commonwealth of Massachusetts, or the District of Columbia are authorized to be closed.

      "Company Account" means an account of the Company designated in a written notice delivered to the Purchasers at least two Business Days prior to the date of any required payment by the Purchasers to the Company under the Agreement.

      "GAAP" means United States generally accepted accounting principles consistently applied.

      "Governmental Body" means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature;
(b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court or other tribunal).

      "Material Adverse Change" means a change which would have a Material Adverse Effect.

      "Material Adverse Effect." An event, violation or other matter will be deemed to have a "Material Adverse Effect" on the Company if such event, violation or other matter would be material in impact or amount to the Company's business, intellectual property rights or condition, or, taken as a whole, its assets, liabilities, operations, or financial performance.

      "Person" means any individual, entity or Governmental Body.

      "Related Agreements" means (a) the Notes; (b) the Warrants; and (c) any other agreement or document entered into by any of the parties in connection with the Agreement or any of the transactions contemplated thereby.

                                   EXHIBIT B-1

                   SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/OR COMPLIANCE IS NOT REQUIRED.

THE SALE OR TRANSFER AND CERTAIN OTHER RIGHTS RELATING TO THE SECURITIES REPRESENTED BY THIS DOCUMENT ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SHAREHOLDER AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

[Principal Amount]                                              August ___, 1999

                                                                      WOBURN, MA

      FOR VALUE RECEIVED, Beacon Power Corporation, a Delaware corporation (the "Company"), promises to pay to the order of _________________, or its registered assigns (the "Holder"), the principal sum of $__________ or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest computed in the following fashion:

      (a) Interest accrued to date on the note which this Note amends and restates (and known in the Purchase Agreement referenced below as the Tranche One Note), amounting to $____________; and

      (b) Interest accruing from the date of issuance of this Note on the unpaid principal balance hereof at a rate equal to twelve and one-half percent (12 1/2%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days; provided that if the Funding Date does not occur within six
(6) months from the date hereof, such interest rate shall increase effective as of the close of business on the such day to occur six (6) months from the date hereof to fifteen percent (15%) per annum.

      All unpaid principal, together with any accrued but unpaid interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) the date of conversion (or, absent a conversion, demand by the holder) as referenced below in Section 6 (the "Maturity Date") or (ii) upon or after the occurrence of an Event of Default (as defined below), when such amounts are declared due and payable by the Holder or made automatically due and payable.

      This Note is issued pursuant to the Note and Warrant Purchase Agreement (the "Purchase Agreement") dated as of August 2, 1999 by and among the Company, Perseus Capital, L.L.C., Duquesne Enterprises, Inc., Micro Generation Technology Fund, L.L.C. and SatCon Technology Corporation.

      The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

      1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

            (a) "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of Massachusetts or the State of New York are authorized to be closed.

            (b) "Funding Date" means the date on which all or any part of funding of transactions contemplated by the Class E Preferred Commitment are first consummated.

            (c) "Obligations" means the principal, interest and other amounts payable under this Note.

            (d) "Class E Preferred Commitment" means a written commitment to the Company by a strategic investor(s), made within four (4) months from the date hereof, to purchase at least $5 million of the Class E Preferred Stock.

            (e) "Transaction Documents" shall mean this Note, the Purchase Agreement, and any other promissory note issued pursuant to the Purchase Agreement.

      2. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Note:

            (a) Failure to Pay. The Company shall fail to pay (i) when due any principal payment on this Note or (ii) any interest or other payment required under the terms of this Note or any other Transaction Document within five Business Days of its due date; or

            (b) Breaches of Other Covenants. The Company shall materially fail to observe or to perform any other covenant, obligation, condition or agreement contained in this Note or the other Transaction Documents, other than those specified in Section 2(a) hereof, and such failure shall continue for 10 days after written notice thereof to the Company; or

            (c) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it or (vii) take any action for the purpose of effecting any of the foregoing; or

            (d) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered, or such case or proceeding shall not be dismissed or discharged within 45 days of commencement; or

            (e) Cross-Default. The Company or any of its subsidiaries shall default under any bond, debenture, note or other evidence of indebtedness for money borrowed (excluding any capital lease), under any guarantee or under any mortgage, or indenture pursuant to which there shall be issued or by which there shall be secured or evidenced any indebtedness for money borrowed by the Company or any of its subsidiaries, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in indebtedness of at least $10,000 being due and payable prior to the date on which it would otherwise become due and payable and shall not have been issued by the Company or waived by the lender; or

            (f) Undischarged Judgment. One or more judgments for the payment of money in an amount in excess of $10,000 in the aggregate shall be rendered against the Company or any of its subsidiaries (or any combination thereof) and shall remain undischarged for a period of ten consecutive days during which execution shall not be effectively stayed, or any action is legally taken by a judgment creditor to levy upon any such judgment.

      3. Rights of Holder Upon Default. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 2(c) and 2(d) hereof) and at any time thereafter during the continuance of such Event of Default, the Holder may declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 2(c) and 2(d) hereof, immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

      4. Collateral. To secure the Company's payment and performance of the Obligations and to secure the Company's prompt, full and faithful performance and observance of all of the provisions under this Note and the other Transaction Documents, the Company hereby grants the Holder a security interest, senior to all other security interests except for any now or hereafter existing commercial bank or institutional lender financings and equipment leases, in all of the Company's right, title and interest in and to the following, whether now owned or hereafter acquired or existing and wherever located:

            (a) All inventory and equipment, and all parts thereof, attachments, accessories and accessions thereto, products thereof and documents therefor;

            (b) All accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, and all rights now or hereafter existing in and to all mortgages, security agreements, leases or other contracts securing or otherwise relating to any of the same;

            (c) All intellectual property and trade secrets, including, without limitation,

                        (i) all patents, patent applications and patentable inventions and (i) the inventions and improvements described and claimed therein; (ii) any continuation, division, renewal, extension, substitute or reissue thereof or any legal equivalent in a foreign country for the full term thereof or the terms for which the same may be granted; (iii) all rights to income, royalties, profits, awards, damages and other rights relating to said patents, applications and inventions, including the right to sue for past, present and future infringement and (iv) any other rights and benefits relating to said patents, applications and inventions including any rights as a licensor or licensee of said patents, applications and inventions (the "Patents");

                        (ii) all trademarks, trademark registrations, trademark applications, service marks, service mark registrations and service mark applications, trade names, fictitious business name, tradestyles, and the goodwill underlying those trademarks and service marks and (i) any similar marks or amendments, modifications and renewals thereof and the goodwill represented by those and any legal equivalent in a foreign country for the full term or terms for which the same may be granted; (ii) all rights to income, royalties, profits, damages and other rights relating to said trademarks and service marks including the right to sue for past, present or future infringement and (iii) any other rights and benefits relating to said trademarks and service marks including any rights as a licensor or licensee of said trademark and service mark (the "Trademarks");

                        (iii) all copyrights, copyright registrations and copyright applications, including without limitation those copyrights for computer programs, computer databases, flow diagrams, maskworks, maskwork applications, source codes and object codes, computer software, technical knowledge and processes, trade secrets, know-how, customer lists, franchises, systems, inventions, designs, blueprints, formal or informal licensing arrangements, and all property embodying or incorporating such copyrights and
(i) any similar rights or amendments, modifications and renewals thereof and any legal equivalent in a foreign country for the full term or terms for which the same may be granted; (ii) all rights to income, past, present and future infringement and (iii) any other rights and benefits relating to said copyrights (the "Copyrights");

            (d) all substitutions and replacements for, and all rights to exploit, all of the foregoing;

            (e) all books and records pertaining to any of the foregoing; and

            (f) all proceeds of all of the foregoing and, to the extent not otherwise included, all payments under insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

All of the above assets are hereinafter collectively referred to as "Collateral."

The Company covenants and agrees with Holder that: (x) the security interest granted under this Note is in addition to any other security interest from time to time held by the Holder; (y) the Holder may realize upon all or part of any Collateral in any order it desires and any realization by any means upon any Collateral will not bar realization upon any other Collateral; and (z) the security interest hereby created is a continuing security interest and will cover and secure the payment of all Obligations both present and future of the Company to Holder pursuant to this Note and the other Transaction Documents. The Company further covenants and agrees to take all actions requested by the Holder to establish or perfect the security interest granted under this Note.

      5. Prepayment. This Note may be prepaid as a whole or in part at any time prior to the Maturity Date upon at least ten Business Days prior written notice to the Holder, provided that nothing in this Section 5 shall limit the Holder's conversion rights set forth in Section 6 herein during such notice period. Any such prepayment shall be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

      6. Conversion. If there is a Funding Date within six (6) months of the date hereof, all outstanding principal and accrued interest under this Note will be converted into Class E Preferred Stock on such Funding Date on terms substantially the same as those issued pursuant to the Class E Preferred Commitment.

            If there is no Class E Preferred Commitment within four (4) months of the date hereof or if a Funding Date does not occur within six (6) months of the date hereof, then at the option of the Holder, (a) all outstanding principal and accrued interest under this Note will convert to the Company's common or preferred stock at a price and on terms to be negotiated at that time between the Holder and the Company, or (b) if no agreement can be reached between the Holder and the Company within 60 days of the expiration of the four (4) month or six (6) month period, as the case may be, at the Holder's option, exercisable by the Holder at any time after expiration of the 60 day period, the Holder may declare in writing that such Note has become a demand obligation, and thereafter may make demand for payment of the Note at any time thereafter. Any such demand shall be in writing, and require payment by the Company no earlier than 10 days after such demand.

      7. Successors and Assigns. Subject to the restrictions on transfer described in Sections 9 and 10 hereof, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

      8. Waiver and Amendment. Any provision of this Note may be amended, waived or modified only as to the Holder of this Note upon the written consent of the Company and the Holder.

      9. Transfer of this Note or Securities Issuable on Conversion Hereof. This Note may not be transferred in violation of any restrictive legend set forth hereon. Each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the

Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

      10. Assignment by the Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, as a whole or in part, by the Company, without the prior written consent of the Holder.

      11. Treatment of Note. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

      12. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier, personal delivery or facsimile transmission at the respective addresses or facsimile number of the parties as set forth in the Purchase Agreement or on the register maintained by the Company. Any party hereto may by notice so given change its address or facsimile number for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

      13. Expenses: Waivers. If action is instituted to collect this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

      14. Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflict of laws provisions of the Commonwealth of Massachusetts or of any other state. In the event of any dispute among or between any of the parties to this Note arising out of the terms of this Note, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the Commonwealth of Massachusetts for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction.

      IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

                                          BEACON POWER CORPORATION

                                          By:________________________________

                                          Name:______________________________

                                          Title:_____________________________

                                   EXHIBIT B-2

                   SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/OR COMPLIANCE IS NOT REQUIRED.

THE SALE OR TRANSFER AND CERTAIN OTHER RIGHTS RELATING TO THE SECURITIES REPRESENTED BY THIS DOCUMENT ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SHAREHOLDER AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

$333,333.33                                               ____________ ___, 1999

                                                          WOBURN, MA

      FOR VALUE RECEIVED, Beacon Power Corporation, a Delaware corporation (the "Company"), promises to pay to the order of SatCon Technology Corporation or its registered assigns (the "Holder"), the principal sum of $333,333.33 or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest from the date of issuance of this Note on the unpaid principal balance hereof at a rate equal to twelve and one-half percent (12 1/2%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days; provided that if the Funding Date does not occur within six
(6) months from the date hereof, such interest rate shall increase effective as of the close of business on the such day to occur six (6) months from the date hereof to fifteen percent (15%) per annum.

      All unpaid principal, together with any accrued but unpaid interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) the date of conversion (or absent a conversion, demand by the holder) as referenced below in Section 6 (the "Maturity Date") or (ii) upon or after the occurrence of an Event of Default (as defined below), when such amounts are declared due and payable by the Holder or made automatically due and payable.

      This Note is issued pursuant to the Note and Warrant Purchase Agreement (the "Purchase Agreement") dated as of August 2, 1999 by and among the Company, Perseus Capital, L.L.C., Duquesne Enterprises, Inc., Micro Generation Technology Fund, L.L.C. and SatCon Technology Corporation.

      The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

      1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

            (a) "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of Massachusetts or the State of New York are authorized to be closed.

            (b) "Funding Date" means the date on which all or any part of funding of transactions contemplated by the Class E Preferred Commitment are first consummated.

            (c) "Obligations" means the principal, interest and other amounts payable under this Note.

            (d) "Class E Preferred Commitment" means a written commitment to the Company by a strategic investor(s), made within four (4) months from the date hereof, to purchase at least $5 million of the Class E Preferred Stock.

            (e) "Transaction Documents" shall mean this Note, the Purchase Agreement, and any other promissory note issued pursuant to the Purchase Agreement.

      2. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Note:

            (a) Failure to Pay. The Company shall fail to pay (i) when due any principal payment on this Note or (ii) any interest or other payment required under the terms of this Note or any other Transaction Document within five Business Days of its due date; or

            (b) Breaches of Other Covenants. The Company shall materially fail to observe or to perform any other covenant, obligation, condition or agreement contained in this Note or the other Transaction Documents, other than those specified in Section 2(a) hereof, and such failure shall continue for 10 days after written notice thereof to the Company; or

            (c) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it or (vii) take any action for the purpose of effecting any of the foregoing; or

            (d) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered, or such case or proceeding shall not be dismissed or discharged within 45 days of commencement; or

            (e) Cross-Default. The Company or any of its subsidiaries shall default under any bond, debenture, note or other evidence of indebtedness for money borrowed (excluding any capital lease), under any guarantee or under any mortgage, or indenture pursuant to which there shall be issued or by which there shall be secured or evidenced any indebtedness for money borrowed by the Company or any of its subsidiaries, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in indebtedness of at least $10,000 being due and payable prior to the date on which it would otherwise become due and payable and shall not have been issued by the Company or waived by the lender; or

            (f) Undischarged Judgment. One or more judgments for the payment of money in an amount in excess of $10,000 in the aggregate shall be rendered against the Company or any of its subsidiaries (or any combination thereof) and shall remain undischarged for a period of ten consecutive days during which execution shall not be effectively stayed, or any action is legally taken by a judgment creditor to levy upon any such judgment.

      3. Rights of Holder Upon Default. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 2(c) and 2(d) hereof) and at any time thereafter during the continuance of such Event of Default, the Holder may declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 2(c) and 2(d) hereof, immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

      4. Collateral. To secure the Company's payment and performance of the Obligations and to secure the Company's prompt, full and faithful performance and observance of all of the provisions under this Note and the other Transaction Documents, the Company hereby grants the Holder a security interest, senior to all other security interests except for any now or hereafter existing commercial bank or institutional lender financings and equipment leases, in all of the Company's right, title and interest in and to the following, whether now owned or hereafter acquired or existing and wherever located:

            (a) All inventory and equipment, and all parts thereof, attachments, accessories and accessions thereto, products thereof and documents therefor;

            (b) All accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, and all rights now or hereafter existing in and to all mortgages, security agreements, leases or other contracts securing or otherwise relating to any of the same;

            (c) All intellectual property and trade secrets, including, without limitation,

                        (i) all patents, patent applications and patentable inventions and (i) the inventions and improvements described and claimed therein; (ii) any continuation, division, renewal, extension, substitute or reissue thereof or any legal equivalent in a foreign country for the full term thereof or the terms for which the same may be granted; (iii) all rights to income, royalties, profits, awards, damages and other rights relating to said patents, applications and inventions, including the right to sue for past, present and future infringement and (iv) any other rights and benefits relating to said patents, applications and inventions including any rights as a licensor or licensee of said patents, applications and inventions (the "Patents");

                        (ii) all trademarks, trademark registrations, trademark applications, service marks, service mark registrations and service mark applications, trade names, fictitious business name, tradestyles, and the goodwill underlying those trademarks and service marks and (i) any similar marks or amendments, modifications and renewals thereof and the goodwill represented by those and any legal equivalent in a foreign country for the full term or terms for which the same may be granted; (ii) all rights to income, royalties, profits, damages and other rights relating to said trademarks and service marks including the right to sue for past, present or future infringement and (iii) any other rights and benefits relating to said trademarks and service marks including any rights as a licensor or licensee of said trademark and service mark (the "Trademarks");

                        (iii) all copyrights, copyright registrations and copyright applications, including without limitation those copyrights for computer programs, computer databases, flow diagrams, maskworks, maskwork applications, source codes and object codes, computer software, technical knowledge and processes, trade secrets, know-how, customer lists, franchises, systems, inventions, designs, blueprints, formal or informal licensing arrangements, and all property embodying or incorporating such copyrights and
(i) any similar rights or amendments, modifications and renewals thereof and any legal equivalent in a foreign country for the full term or terms for which the same may be granted; (ii) all rights to income, past, present and future infringement and (iii) any other rights and benefits relating to said copyrights (the "Copyrights");

            (d) all substitutions and replacements for, and all rights to exploit, all of the foregoing;

            (e) all books and records pertaining to any of the foregoing; and

            (f) all proceeds of all of the foregoing and, to the extent not otherwise included, all payments under insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

All of the above assets are hereinafter collectively referred to as "Collateral."

The Company covenants and agrees with Holder that: (x) the security interest granted under this Note is in addition to any other security interest from time to time held by the Holder; (y) the Holder may realize upon all or part of any Collateral in any order it desires and any realization by any means upon any Collateral will not bar realization upon any other Collateral; and (z) the security interest hereby created is a continuing security interest and will cover and secure the payment of all Obligations both present and future of the Company to Holder pursuant to this Note and the other Transaction Documents. The Company further covenants and agrees to take all actions requested by the Holder to establish or perfect the security interest granted under this Note.

      5. Prepayment. This Note may be prepaid as a whole or in part at any time prior to the Maturity Date upon at least ten Business Days prior written notice to the Holder, provided that nothing in this Section 5 shall limit the Holder's conversion rights set forth in Section 6 herein during such notice period. Any such prepayment shall be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

      6. Conversion.

            If there is a Funding Date within six (6) months of the date hereof, all outstanding principal and accrued interest under the Note will be converted into Class E Preferred Stock on such Funding Date on terms substantially the same as those issued pursuant to the Class E Preferred Commitment.

            If there is no Class E Preferred Commitment within four (4) months of the date hereof or if a Funding Date does not occur within six (6) months of the date hereof, then at the option of the Holder, (a) all outstanding principal and accrued interest under this Note will convert to the Company's common or preferred stock at a price and on terms to be negotiated at that time between the Holder and the Company, or (b) if no agreement can be reached between the Holder and the Company within 60 days of the expiration of the four (4) month or six (6) month period, as the case may be, at the Holder's option, exercisable by the Holder at any time after expiration of the 60 day period, the Holder may declare in writing that such Note has become a demand obligation, and thereafter may make demand for payment of the Note at any time thereafter. Any such demand shall be in writing, and require payment by the Company no earlier than 10 days after such demand.

      7. Successors and Assigns. Subject to the restrictions on transfer described in Sections 9 and 10 hereof, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

      8. Waiver and Amendment. Any provision of this Note may be amended, waived or modified only as to the Holder of this Note upon the written consent of the Company and the Holder.

      9. Transfer of this Note or Securities Issuable on Conversion Hereof. This Note may not be transferred in violation of any restrictive legend set forth hereon. Each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

      10. Assignment by the Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company, without the prior written consent of the Holder.

      11. Treatment of Note. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

      12. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier, personal delivery or facsimile transmission at the respective addresses or facsimile number of the parties as set forth in the Purchase Agreement or on the register maintained by the Company. Any party hereto may by notice so given change its address or facsimile number for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

      13. Expenses: Waivers. If action is instituted to collect this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

      14. Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflict of laws provisions of the Commonwealth of Massachusetts or of any other state. In the event of any dispute among or between any of the parties to this Note arising out of the terms of this Note, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the Commonwealth of Massachusetts for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction.

      IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

                                          BEACON POWER CORPORATION

                                          By:_______________________

                                          Name:_____________________

                                          Title:____________________

                                                                       EXHIBIT C

THE SECURITIES EVIDENCED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT'), AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

THE SALE OR TRANSFER AND CERTAIN OTHER RIGHTS RELATING TO THE SECURITIES REPRESENTED BY THIS DOCUMENT ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SHAREHOLDER AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

No.:___

                                     WARRANT
                       TO PURCHASE CLASS E PREFERRED STOCK
                                       OF
                            BEACON POWER CORPORATION

                           (void after August 2, 2004)

      1. Issuance of Warrant. FOR VALUE RECEIVED, on and after the date of issuance of this Warrant, and subject to the terms and conditions herein set forth, the Holder (as defined below) is entitled to purchase from Beacon Power Corporation, a Delaware corporation (the "Company"), at any time before 5:00 p.m. New York time on August 2, 2004 (the "Termination Date"), at a price per share equal to the Warrant Price (as defined below and subject to adjustment as described below), the Warrant Stock (as defined below and subject to adjustment as described below) upon exercise of this warrant (this "Warrant") pursuant to
Section 6 hereof. This Warrant is issued pursuant to the Note and Warrant Purchase Agreement (as defined below).

      2. Definitions. As used in this Warrant, the following terms have the definitions ascribed to them below:

            (a) "Additional Stock" is defined in Section 3(d)(iv).

            (b) "Base Price" means as of August 2, 1999, $1.78 per share of
Common

Stock, which shall be subject to adjustment as provided in Section 3(d).

            (c) "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of Massachusetts or the State of New York or the District of Columbia are authorized to be closed.

            (d) "Change-In-Control Event" means the occurrence after the Commencement Date of any of the following: (i) the acquisition of voting securities of the Company by any person or group of persons that results in such person or group, together with its affiliates, becoming, directly or indirectly, the beneficial owner of in excess of 50% of the outstanding voting securities of the Company; (ii) a merger or consolidation of the Company with any other corporation or legal entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) in excess of 50% of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the sale or disposition of all or substantially all of the Company's assets other than in a transaction in which holders of the voting securities of the Company immediately prior to such transaction receive voting securities of the acquiror of such assets or its affiliate that represent in excess of 50% of the voting securities of such entity after consummation of such transaction.

            (e) "Commencement Date" means the date of issue of this Warrant.

            (f) "Common Stock" means the Company's Common Stock, $.0l par value per share.

            (g) "Holder" means ________________, or its assigns.

            (h) "Note and Warrant Purchase Agreement" means the Note and Warrant Purchase Agreement dated as of August 2, 1999 by and among the Company, Perseus Capital, L.L.C., Duquesne Enterprises, Inc., Micro Generation Technology Fund, L.L.C., and SatCon Technology Corporation (collectively, the "Purchasers"), and "Note" means the Note issued to the holder pursuant to such Agreement.

            (i) "Class E Preferred Stock" means the Class E Preferred Stock of the Company proposed to be issued to the Purchasers as part of the equity financing in which the Note is to be converted, as described in the Note and Warrant Purchase Agreement.

            (j) "Warrant Price" means, (i) in the event that a purchase of at least $5 million of the Class E Preferred Stock is consummated within six (6) months from the date hereof, the per share price at which such purchase is made, or (ii) in the event that no such purchase is consummated, $2.50, in either event subject to adjustment as described in Section 3 below.

            (k) "Warrant Stock" means the shares of Company stock which are purchasable upon exercise or conversion of this Warrant, consisting of Class E Preferred Stock (or other Company securities) into which the Note is converted if such conversion actually occurs, or consisting of shares of Common Stock if the Note is not so converted. The total number of shares to be issued upon the exercise of this Warrant shall be computed by dividing $____________ by the Warrant Price, subject to adjustment as described in Section 3 below.

            (l) "Warrant Stock Definition Date" means the date on which the Note is converted (or if not converted, then the date on which the holder of the Note notifies the Company that it has become a demand note, as described in the Note.

      3. Adjustments and Notices. The Warrant Price and/or the number of shares of Warrant Stock shall be subject to adjustment from time to time in accordance with this Section 3. The Warrant Price and/or the number of Warrant Shares shall be adjusted to reflect all of the following events that occur on or after the Commencement Date. However, if on the Warrant Stock Definition Date, the Warrant Stock is determined to consist of preferred stock of the Company, then the following provisions in Section 3 shall not apply to shares issued on or after the Warrant Stock Definition Date.

            (a) Subdivision, Stock Dividends or Combinations. In case the Company shall at any time subdivide the outstanding shares of Warrant Stock or shall issue a stock dividend with respect to the Warrant Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Warrant Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, in each case effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

            (b) Reclassification, Exchange, Substitution, In-Kind Distribution. Upon any reclassifications, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than shares of Warrant Stock, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received if this Warrant had been exercised or converted immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise or conversion of the new warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

            (c) Reorganization, Merger etc. In case of any Change-In-Control Event, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise or conversion of the unexercised or unconverted portion of this Warrant, and in lieu of the shares of the Warrant Stock theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reorganization, merger or sale by the Holder of the number of shares of Warrant Stock then purchasable under this Warrant. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (c) shall similarly apply to successive Change-In-Control Events.

            (d) Dilutive Issuances Adjustment of Number of Shares and Warrant Price. In order to prevent dilution of the rights granted under this Warrant, the number of shares of Warrant Stock obtainable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as provided in this Section 3(d).

                  (i) Adjustment of Warrant Price upon Issuance of Additional Stock. If and whenever after the Commencement, the Company issues, or in accordance with Section 3(d)(ii) is deemed to have issued, any Additional Stock to any person for a consideration per share less than the Base Price then in effect, then the Warrant Price in effect immediately before each such issuance shall forthwith be adjusted to a price determined by multiplying such Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock that the aggregate consideration received by the Company for such issuance would purchase at such Warrant Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of such Additional Stock.

                  (ii) Effect of Certain Events. For purposes of determining under Section (d)(i) the adjusted number of shares of Warrant Stock acquirable upon exercise of this Warrant, the following shall be applicable:

                        (A) Issuance of Rights or Options. If the Company in any manner issues, grants or sells (or otherwise becomes subject to) any options, rights, or warrants (collectively, "Options") to purchase Common Stock or securities that are convertible into or exchangeable for Common Stock ("Convertible Securities"), then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been sold on the date of issuance, grant or sale of such Options and to be outstanding, and the total maximum consideration receivable for such issue, grant and sale of the Options, Convertible Securities and Common Stock shall be deemed to have been received by the Company.

                        (B) Issuance of Convertible Securities. If the Company in any manner grants, issues or sells (or otherwise becomes subject to) any Convertible Securities, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to have been sold on the date of issuance, grant or sale of such Convertible Securities and to be outstanding, and the total maximum consideration receivable for such grant, issue and sale of the Convertible Securities and Common Stock shall be deemed to have been received by the Company.

                        (C) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the number of shares of Warrant Stock acquirable hereunder shall be adjusted to the number of shares which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued and the consideration for such exercise never been received.

                        (D) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issuance or sale of Common Stock.

                        (E) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (iii) In the case of the issuance of Additional Stock for cash, the consideration received therefor shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the company for any underwriting or otherwise in connection with the issuance and sale thereof. In the case of the issuance of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash received therefor shall be deemed to be the fair value thereof as reasonably determined by the Board of Directors of the Company in its good faith judgment irrespective of any accounting treatment.

                  (iv) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to clause (ii) of this Section 3(d)) by the Company after the Commencement Date, other than shares of Common Stock issued or issuable:

                        (A) to officers, directors, employees and consultants of the Company directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Company;

                        (B) upon conversion of the Class A, B, C, or D Preferred Stock (or, if authorized, the Class E Preferred Stock) of the Company or the exercise of warrants issued by the Company before or on the Commencement Date;

                        (C) upon issue of Warrants to be issued to SatCon per the Note and Warrant Purchase Agreement.

                  (v) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 3(d) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the number of shares of Warrant Stock obtainable upon exercise of this Warrant and in the Warrant Price so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall decrease the number of shares of Warrant Stock obtainable as otherwise determined pursuant to this Section 3.

            (e) Certificate of Adjustment. In each case of an adjustment or readjustment of the Warrant Price, the Corporation, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

            (f) No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 3 against impairment. If the Company takes any action affecting the Class E Preferred Stock other than as described above that adversely affects the Holder's rights under this Warrant, the Warrant Price shall be adjusted downward.

            (g) Fractional Shares. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

      4. No Shareholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

      5. Reservation of Stock. On and after the Warrant Stock Definition Date, the Company will reserve from its authorized and unissued stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

      6. Exercise of Warrant. This Warrant may be exercised as a whole or part by the Holder, at any time after the date hereof prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. Alternatively, the Holder may pay the Warrant Price as a whole or in part) by surrendering to the Company all or a portion of any Note (as defined in the Note and Warrant Purchase Agreement), in which case the portion of the Note surrendered plus all accrued but unpaid interest thereon shall be credited towards payment of the Warrant Price. If less the entire Note is surrendered in payment of the Warrant Price, the Company shall issue to the Holder a new promissory note identical to the surrendered Note except that the principal amount thereof shall equal the unsurrendered portion of the principal amount of the surrendered Note. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If this Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of this Warrant upon such exercise, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of this Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

      7. Conversion. In lieu of exercising this Warrant or any portion hereof, at any time after the occurrence of a Change-In-Control Event or the filing of a registration statement for an initial underwritten public offering of securities by the Company, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Stock by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as Attachments 2 and 3, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of shares of Warrant Stock to be issued to Holder upon such conversion shall be computed using the following formula:

                                 X=(P)(Y)(A-B)/A

       where X =   the number of shares of Warrant Stock to be issued to the
                   Holder for the portion of the Warrant being converted.

                   P = the portion of the Warrant being converted expressed as a decimal fraction.

                   Y = the total number of shares of Warrant Stock issuable upon exercise of the Warrant in full.

                   A = the fair market value of one share of Warrant Stock which means (i) the fair market value of the Warrant Stock as of the last Business Day immediately prior to the date the notice of conversion is received by the Company, as reported in the principal market for such securities or, if no such market exists, as determined in good faith by the Company's Board of Directors, or
                         (ii) if this Warrant is being converted in conjunction with a public offering of stock the price to the public per share pursuant to the offering.

                   B =   the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion. If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein. If this Warrant is converted, as a whole or in part, after the occurrence of a Change-In-Control Event as to which Section 3(c) is applicable, the Holder shall receive the consideration contemplated by
Section 3(c) in lieu of Warrants Stock of the Company.

      8. Transfer of Warrant. This Warrant may be transferred or assigned by the Holder hereof in whole or in part, provided that the transferor provides, at the Company's request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Securities Act and the securities law applicable with respect to any other applicable jurisdiction.

      9. Termination. This Warrant shall terminate on 5:00 p.m. New York time on the Termination Date.

      10. Miscellaneous. This Warrant shall be governed by the laws of the Commonwealth of Massachusetts, as such laws are applied to contracts to be entered into and performed entirely in Massachusetts by Massachusetts residents. In the event of any dispute among the Holder and the Company arising out of the terms of this Warrant, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the Commonwealth of Massachusetts for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or by facsimile transmission or mailed by first class mail, postage prepaid, to the address or facsimile number furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address or facsimile number to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

      ISSUED: ________________


           BEACON POWER CORPORATION

                   By:____________________________________

             Name:________________________________________

             Title:_______________________________________

                                 Attachment 1

NOTICE OF EXERCISE

TO:   BEACON POWER CORPORATION

1. The undersigned hereby elects to purchase ________________ shares of the Warrant Stock of Beacon Power Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

                         _______________________________
                                     (Name)

                         _______________________________
                                    (Address)


_________________________________      _________________________________
(Date) (Name of Warrant Holder)


      By:__________________________

      Title:_______________________

                                  Attachment 2

                       INVESTMENT REPRESENTATION STATEMENT

                      Shares of the Class E Preferred Stock
                     (as defined in the attached Warrant) of
                            BEACON POWER CORPORATION

      In connection with the purchase of the above-listed securities, the undersigned hereby represents to Beacon Power Corporation (the "Company") as follows:

(a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

(b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to
Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

(c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Securities Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

(d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company

(e) The undersigned acknowledges that the Securities issuable upon exercise or conversion of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold from the Company or any affiliate of the Company, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three month period not exceeding specified limitations.

      Dated:_______________


      _________________________________
      (Typed or Printed Name)


      By:______________________________
      (Signature)


      _________________________________
      (Title)

                                  Attachment 3

NOTICE OF CONVERSION

TO:   BEACON POWER CORPORATION

1. The undersigned hereby elects to acquire ________________ shares of the Warrant Stock of Beacon Power Corporation pursuant to the terms of the attached Warrant, by conversion of __________ percent(____%) of the Warrant.

2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:


                         _______________________________
                                     (Name)

                         _______________________________
                                    (Address)


_________________________________      _________________________________
(Date) (Name of Warrant Holder)


      By:___________________________________________

      Title:________________________________________
          (Title and signature of authorized person)

                            Beacon Power Corporation
              Exhibit D to the Note and Warrant Purchase Agreement
                        Supplemental Disclosure Schedule

[The following numbers correspond to the Section numbers in the Note and Warrant Purchase Agreement]

3.4(b) Delay in financing has materially delayed the completion of the manufacturing composite laboratory, the hiring of key personnel, and the pursuit of securing intellectual property protection (as detailed below), because such matters could not be advanced without the money with which to fund the company's activities. The IPR delays consist of having temporarily halted (during April 1999) the writing of seven patents, and having similarly halted efforts to file for foreign counterpart patents. With the closing of this bridge financing, the Company has the funds with which to recommence the patent work referenced above, and it has been advised by patent counsel that sufficient time remains before the applicable regulatory deadlines in order to complete the required work. So long as such work is so completed, no Material Adverse Effect is expected to result from such halt in such patent prosecution.

3.8   Other Representations and Warranties

      The following exceptions are taken to the representations and warranties of the company set forth in Section 3 of the October Agreement and, where applicable, certain representations and warranties made in the October Agreement (each an "Original Representation and Warrant") have been eliminated and superseded in their entirety by representations and warranties made in this Note and Warrant Purchase Agreement:

[The following numbers correspond to the Section numbers in the October
Agreement]

            3.1 The Original Representation and Warranty is superseded by the representation and warranty contained in Section 3.1 of this Note and Warrant Purchase Agreement.

            3.2(b) The number of issued and outstanding shares of Common Stock of the Company is 8,409.

            3.3 The Original Representation and Warranty is superseded by the representation and warranty contained in Section 3.2 of this Note and Warrant Purchase Agreement.

            3.4 The Original Representation and Warranty is superseded by the representation and warranty contained in Section 3.3 of this Note and Warrant Purchase Agreement.

            3.7 The Original Representation and Warranty is superseded by the representation and warranty contained in Section 3.4 of this Note and Warrant Purchase Agreement.

            3.8(c) The Company has increased the compensation payable to certain executive officers.

            3.8(d) The Company has declared and paid a $30,000 dividend to the holders of Class C Preferred Stock.

            3.8(j) The Company has entered into a real property lease relating to approximately 4,000 square feet of office space.

            3.12 The Company has entered into a Registration Rights Agreement, dated as of May 28, 1997, with Duquesne Enterprises and executed Registration Rights Statements on October 23, 1998 which are attached as Exhibits F and G to the October Agreement.

            3.20 The Original Representation and Warranty is superseded by the representation and warranty contained in Section 3.5 of this Note and Warrant Purchase Agreement.

            3.22 The Original Representation and Warranty is superseded by the representation and warranty contained in Section 3.6 of this Note and Warrant Purchase Agreement.

            3.23 The Original Representation and Warranty is superseded by the representation and warranty contained in Section 3.7 of this Note and Warrant Purchase Agreement.

      The following amendments are hereby made to the Company's Exhibit I Disclosure Schedule originally delivered as part of the October Agreement.

[The following numbers correspond to the Section numbers in Exhibit I to the October Agreement]

3.2(c)(i) The Company has increased the option pool to 1,500,000 shares by vote of the Board of Directors. Of this amount options to purchase 885,094 have been granted and approved by the Board of Directors.

3.2(d) SatCon Technology Corporation holds 1,671 shares of Common Stock on a post-split basis (not 1,686). The total number of shares of Common Stock outstanding on a post split-basis is 8,409 (not 8,424). Annex A is amended to include new shares granted.

3.7 Relates to Section 3.4 of the Note and Warrant Purchase Agreement and is hereby renumbered to number 3.4.

3.7(b)(ii)  Is eliminated in its entirety.

3.7(b)(iii) Is eliminated in its entirety.

3.7(b)(iv)  Is eliminated in its entirety

3.8(u)      Is eliminated in its entirety.

3.8(iv)     Is eliminated in its entirety.

3.10(e) & 3.11 (ix) The Company has entered into Invention and/or Non-Disclosure Agreements with the members of the Engineering Department and Senior Management.

3.11(x)     Is eliminated in its entirety.

3.14 The Company's benefit providers have changed since the October Agreement, however, the current providers provide comparable benefits.

3.15 Insurance coverage has increased since the October Agreement.

                   SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/OR COMPLIANCE IS NOT REQUIRED.

THE SALE OR TRANSFER AND CERTAIN OTHER RIGHTS RELATING TO THE SECURITIES REPRESENTED BY THIS DOCUMENT ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SHAREHOLDER AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

$333,333.33                                                       August 2, 1999

                                                                  WOBURN, MA

      FOR VALUE RECEIVED, Beacon Power Corporation, a Delaware corporation (the "Company"), promises to pay to the order of SatCon Technology Corporation, or its registered assigns (the "Holder"), the principal sum of $333,333.33 or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest computed in the following fashion:

      (a) Interest accrued to date on the note which this Note amends and restates (and known in the Purchase Agreement referenced below as the Tranche One Note), amounting to $2,654.11; and

      (b) Interest accruing from the date of issuance of this Note on the unpaid principal balance hereof at a rate equal to twelve and one-half percent
(12 1/2%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days; provided that if the Funding Date does not occur within six (6) months from the date hereof, such interest rate shall increase effective as of the close of business on the such day to occur six (6) months from the date hereof to fifteen percent (15%) per annum.

      All unpaid principal, together with any accrued but unpaid interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) the date of conversion (or, absent a conversion, demand by the holder) as referenced below in Section 6 (the "Maturity Date") or (ii) upon or after the occurrence of an Event of Default (as defined below), when such amounts are declared due and payable by the Holder or made automatically due and payable.

      This Note is issued pursuant to the Note and Warrant Purchase Agreement (the "Purchase Agreement") dated as of July 30, 1999 by and among the Company, Perseus Capital, L.L.C., Duquesne Enterprises, Inc., Micro Generation Technology Fund, L.L.C. and SatCon Technology Corporation.

      The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

      1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

            (a) "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of Massachusetts or the State of New York are authorized to be closed.

            (b) "Funding Date" means the date on which all or any part of funding of transactions contemplated by the Class E Preferred Commitment are first consummated.

            (c) "Obligations" means the principal, interest and other amounts payable under this Note.

            (d) "Class E Preferred Commitment" means a written commitment to the Company by a strategic investor(s), made within four (4) months from the date hereof, to purchase at least $5 million of the Class E Preferred Stock.

            (e) "Transaction Documents" shall mean this Note, the Purchase Agreement, and any other promissory note issued pursuant to the Purchase Agreement.

      2. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Note:

            (a) Failure to Pay. The Company shall fail to pay (i) when due any principal payment on this Note or (ii) any interest or other payment required under the terms of this Note or any other Transaction Document within five Business Days of its due date; or

             (b) Breaches of Other Covenants. The Company shall materially fail to observe or to perform any other covenant, obligation, condition or agreement contained in this Note or the other Transaction Documents, other than those specified in Section 2(a) hereof, and such failure shall continue for 10 days after written notice thereof to the Company; or

            (c) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it or (vii) take any action for the purpose of effecting any of the foregoing; or

            (d) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered, or such case or proceeding shall not be dismissed or discharged within 45 days of commencement; or

            (e) Cross-Default. The Company or any of its subsidiaries shall default under any bond, debenture, note or other evidence of indebtedness for money borrowed (excluding any capital lease), under any guarantee or under any mortgage, or indenture pursuant to which there shall be issued or by which there shall be secured or evidenced any indebtedness for money borrowed by the Company or any of its subsidiaries, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in indebtedness of at least $10,000 being due and payable prior to the date on which it would otherwise become due and payable and shall not have been issued by the Company or waived by the lender; or

            (f) Undischarged Judgment. One or more judgments for the payment of money in an amount in excess of $10,000 in the aggregate shall be rendered against the Company or any of its subsidiaries (or any combination thereof) and shall remain undischarged for a period of ten consecutive days during which execution shall not be effectively stayed, or any action is legally taken by a judgment creditor to levy upon any such judgment.

      3. Rights of Holder Upon Default. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 2(c) and 2(d) hereof) and at any time thereafter during the continuance of such Event of Default, the Holder may declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 2(c) and 2(d) hereof, immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

      4. Collateral. To secure the Company's payment and performance of the Obligations and to secure the Company's prompt, full and faithful performance and observance of all of the provisions under this Note and the other Transaction Documents, the Company hereby grants the Holder a security interest, senior to all other security interests except for any now or hereafter existing commercial bank or institutional lender financings and equipment leases, in all of the Company's right, title and interest in and to the following, whether now owned or hereafter acquired or existing and wherever located:

            (a) All inventory and equipment, and all parts thereof, attachments, accessories and accessions thereto, products thereof and documents therefor;

            (b) All accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, and all rights now or hereafter existing in and to all mortgages, security agreements, leases or other contracts securing or otherwise relating to any of the same;

            (c) All intellectual property and trade secrets, including, without limitation,

                  (i) all patents, patent applications and patentable inventions and (i) the inventions and improvements described and claimed therein; (ii) any continuation, division, renewal, extension, substitute or reissue thereof or any legal equivalent in a foreign country for the full term thereof or the terms for which the same may be granted; (iii) all rights to income, royalties, profits, awards, damages and other rights relating to said patents, applications and inventions, including the right to sue for past, present and future infringement and (iv) any other rights and benefits relating to said patents, applications and inventions including any rights as a licensor or licensee of said patents, applications and inventions (the "Patents");

                  (ii) all trademarks, trademark registrations, trademark applications, service marks, service mark registrations and service mark applications, trade names, fictitious business name, tradestyles, and the goodwill underlying those trademarks and service marks and (i) any similar marks or amendments, modifications and renewals thereof and the goodwill represented by those and any legal equivalent in a foreign country for the full term or terms for which the same may be granted; (ii) all rights to income, royalties, profits, damages and other rights relating to said trademarks and service marks including the right to sue for past, present or future infringement and (iii) any other rights and benefits relating to said trademarks and service marks including any rights as a licensor or licensee of said trademark and service mark (the "Trademarks");

                  (iii) all copyrights, copyright registrations and copyright applications, including without limitation those copyrights for computer programs, computer databases, flow diagrams, maskworks, maskwork applications, source codes and object codes, computer software, technical knowledge and processes, trade secrets, know-how, customer lists, franchises, systems, inventions, designs, blueprints, formal or informal licensing arrangements, and all property embodying or incorporating such copyrights and (i) any similar rights or amendments, modifications and renewals thereof and any legal equivalent in a foreign country for the full term or terms for which the same may be granted; (ii) all rights to income, past, present and future infringement and (iii) any other rights and benefits relating to said copyrights (the "Copyrights");

            (d) all substitutions and replacements for, and all rights to exploit, all of the foregoing;

            (e) all books and records pertaining to any of the foregoing; and

            (f) all proceeds of all of the foregoing and, to the extent not otherwise included, all payments under insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

All of the above assets are hereinafter collectively referred to as "Collateral."

The Company covenants and agrees with Holder that: (x) the security interest granted under this Note is in addition to any other security interest from time to time held by the Holder; (y) the Holder may realize upon all or part of any Collateral in any order it desires and any realization by any means upon any Collateral will not bar realization upon any other Collateral; and (z) the security interest hereby created is a continuing security interest and will cover and secure the payment of all Obligations both present and future of the Company to Holder pursuant to this Note and the other Transaction Documents. The Company further covenants and agrees to take all actions requested by the Holder to establish or perfect the security interest granted under this Note.

      5. Prepayment. This Note may be prepaid as a whole or in part at any time prior to the Maturity Date upon at least ten Business Days prior written notice to the Holder, provided that nothing in this Section 5 shall limit the Holder's conversion rights set forth in Section 6 herein during such notice period. Any such prepayment shall be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

      6. Conversion. If there is a Funding Date within six (6) months of the date hereof, all outstanding principal and accrued interest under this Note will be converted into Class E Preferred Stock on such Funding Date on terms substantially the same as those issued pursuant to the Class E Preferred Commitment.

            If there is no Class E Preferred Commitment within four (4) months of the date hereof or if a Funding Date does not occur within six (6) months of the date hereof, then at the option of the Holder, (a) all outstanding principal and accrued interest under this Note will convert to the Company's common or preferred stock at a price and on terms to be negotiated at that time between the Holder and the Company, or (b) if no agreement can be reached between the Holder and the Company within 60 days of the expiration of the four (4) month or six (6) month period, as the case may be, at the Holder's option, exercisable by the Holder at any time after expiration of the 60 day period, the Holder may declare in writing that such Note has become a demand obligation, and thereafter may make demand for payment of the Note at any time thereafter. Any such demand shall be in writing, and require payment by the Company no earlier than 10 days after such demand.

      7. Successors and Assigns. Subject to the restrictions on transfer described in Sections 9 and 10 hereof, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

      8. Waiver and Amendment. Any provision of this Note may be amended, waived or modified only as to the Holder of this Note upon the written consent of the Company and the Holder.

      9. Transfer of this Note or Securities Issuable on Conversion Hereof. This Note may not be transferred in violation of any restrictive legend set forth hereon. Each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

      10. Assignment by the Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, as a whole or in part, by the Company, without the prior written consent of the Holder.

      11. Treatment of Note. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

      12. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier, personal delivery or facsimile transmission at the respective addresses or facsimile number of the parties as set forth in the Purchase Agreement or on the register maintained by the Company. Any party hereto may by notice so given change its address or facsimile number for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

      13. Expenses; Waivers. If action is instituted to collect this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

      14. Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflict of laws provisions of the Commonwealth of Massachusetts or of any other state. In the event of any dispute among or between any of the parties to this Note arising out of the terms of this Note, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the Commonwealth of Massachusetts for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction.

      IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

                                           BEACON POWER CORPORATION

                                           By: /s/ William E. Stanton
                                              ----------------------------------

                                           Name: William E. Stanton
                                                --------------------------------

                                           Title: President & CEO
                                                 -------------------------------

                  SENIOR SECURED CONVERTIBLE PROMISSORY NOTE


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/OR COMPLIANCE IS NOT REQUIRED.

THE SALE OR TRANSFER AND CERTAIN OTHER RIGHTS RELATING TO THE SECURITIES REPRESENTED BY THIS DOCUMENT ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SHAREHOLDER AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

$1,350,000.00                                                     August 2, 1999

                                                                  WOBURN, MA

      FOR VALUE RECEIVED, Beacon Power Corporation, a Delaware corporation (the "Company"), promises to pay to the order of Perseus Capital, L.L.C., or its registered assigns (the "Holder"), the principal sum of $1,350,000.00 or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest computed in the following fashion:

      (a) Interest accrued to date on the note which this Note amends and restates (and known in the Purchase Agreement referenced below as the Tranche One Note), amounting to $3,424.66; and

      (b) Interest accruing from the date of issuance of this Note on the unpaid principal balance hereof at a rate equal to twelve and one-half percent
(12 1/2%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days; provided that if the Funding Date does not occur within six (6) months from the date hereof, such interest rate shall increase effective as of the close of business on the such day to occur six (6) months from the date hereof to fifteen percent (15%) per annum.

      All unpaid principal, together with any accrued but unpaid interest and other amounts payable hereunder, shall be due and payable on the earlier of(i) the date of conversion (or, absent a conversion, demand by the holder) as referenced below in Section 6 (the "Maturity Date") or (ii) upon or after the occurrence of an Event of Default (as defined below), when such amounts are declared due and payable by the Holder or made automatically due and payable.

      This Note is issued pursuant to the Note and Warrant Purchase Agreement (the "Purchase Agreement") dated as of July 30, 1999 by and among the Company, Perseus Capital, L.L.C., Duquesne Enterprises, Inc., Micro Generation Technology Fund, L.L.C. and SatCon Technology Corporation.

      The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

      1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

            (a) "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of Massachusetts or the State of New York are authorized to be closed.

            (b) "Funding Date" means the date on which all or any part of funding of transactions contemplated by the Class E Preferred Commitment are first consummated.

            (c) "Obligations" means the principal, interest and other amounts payable under this Note.

            (d) "Class E Preferred Commitment" means a written commitment to the Company by a strategic investor(s), made within four (4) months from the date hereof, to purchase at least $5 million of the Class E Preferred Stock.

            (e) "Transaction Documents" shall mean this Note, the Purchase Agreement, and any other promissory note issued pursuant to the Purchase Agreement.

      2. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Note:

            (a) Failure to Pay. The Company shall fail to pay (i) when due any principal payment on this Note or (ii) any interest or other payment required under the terms of this Note or any other Transaction Document within five Business Days of its due date; or

            (b) Breaches of Other Covenants. The Company shall materially fail to observe or to perform any other covenant, obligation, condition or agreement contained in this Note or the other Transaction Documents, other than those specified in Section 2(a) hereof, and such failure shall continue for 10 days after written notice thereof to the Company; or

            (c) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it or (vii) take any action for the purpose of effecting any of the foregoing; or

            (d) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered, or such case or proceeding shall not be dismissed or discharged within 45 days of commencement; or

            (e) Cross-Default. The Company or any of its subsidiaries shall default under any bond, debenture, note or other evidence of indebtedness for money borrowed (excluding any capital lease), under any guarantee or under any mortgage, or indenture pursuant to which there shall be issued or by which there shall be secured or evidenced any indebtedness for money borrowed by the Company or any of its subsidiaries, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in indebtedness of at least $10,000 being due and payable prior to the date on which it would otherwise become due and payable and shall not have been issued by the Company or waived by the lender; or

            (f) Undischarged Judgment. One or more judgments for the payment of money in an amount in excess of $10,000 in the aggregate shall be rendered against the Company or any of its subsidiaries (or any combination thereof) and shall remain undischarged for a period of ten consecutive days during which execution shall not be effectively stayed, or any action is legally taken by a judgment creditor to levy upon any such judgment.

      3. Rights of Holder Upon Default. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 2(c) and 2(d) hereof) and at any time thereafter during the continuance of such Event of Default, the Holder may declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 2(c) and 2(d) hereof, immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

      4. Collateral. To secure the Company's payment and performance of the Obligations and to secure the Company's prompt, full and faithful performance and observance of all of the provisions under this Note and the other Transaction Documents, the Company hereby grants the Holder a security interest, senior to all other security interests except for any now or hereafter existing commercial bank or institutional lender financings and equipment leases, in all of the Company's right, title and interest in and to the following, whether now owned or hereafter acquired or existing and wherever located:

            (a) All inventory and equipment, and all parts thereof, attachments, accessories and accessions thereto, products thereof and documents therefor;

            (b) All accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, and all rights now or hereafter existing in and to all mortgages, security agreements, leases or other contracts securing or otherwise relating to any of the same;

            (c) All intellectual property and trade secrets, including, without limitation,

                  (i) all patents, patent applications and patentable inventions and (i) the inventions and improvements described and claimed therein; (ii) any continuation, division, renewal, extension, substitute or reissue thereof or any legal equivalent in a foreign country for the full term thereof or the terms for which the same may be granted; (iii) all rights to income, royalties, profits, awards, damages and other rights relating to said patents, applications and inventions, including the right to sue for past, present and future infringement and (iv) any other rights and benefits relating to said patents, applications and inventions including any rights as a licensor or licensee of said patents, applications and inventions (the "Patents");

                  (ii) all trademarks, trademark registrations, trademark applications, service marks, service mark registrations and service mark applications, trade names, fictitious business name, tradestyles, and the goodwill underlying those trademarks and service marks and (i) any similar marks or amendments, modifications and renewals thereof and the goodwill represented by those and any legal equivalent in a foreign country for the full term or terms for which the same may be granted; (ii) all rights to income, royalties, profits, damages and other rights relating to said trademarks and service marks including the right to sue for past, present or future infringement and (iii) any other rights and benefits relating to said trademarks and service marks including any rights as a licensor or licensee of said trademark and service mark (the "Trademarks");

                  (iii) all copyrights, copyright registrations and copyright applications, including without limitation those copyrights for computer programs, computer databases, flow diagrams, maskworks, maskwork applications, source codes and object codes, computer software, technical knowledge and processes, trade secrets, know-how, customer lists, franchises, systems, inventions, designs, blueprints, formal or informal licensing arrangements, and all property embodying or incorporating such copyrights and (i) any similar rights or amendments, modifications and renewals thereof and any legal equivalent in a foreign country for the full term or terms for which the same may be granted; (ii) all rights to income, past, present and future infringement and (iii) any other rights and benefits relating to said copyrights (the "Copyrights");

            (d) all substitutions and replacements for, and all rights to exploit, all of the foregoing;

            (e) all books and records pertaining to any of the foregoing; and

            (f) all proceeds of all of the foregoing and, to the extent not otherwise included, all payments under insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

All of the above assets are hereinafter collectively referred to as "Collateral."

The Company covenants and agrees with Holder that: (x) the security interest granted under this Note is in addition to any other security interest from time to time held by the Holder; (y) the Holder may realize upon all or part of any Collateral in any order it desires and any realization by any means upon any Collateral will not bar realization upon any other Collateral; and (z) the security interest hereby created is a continuing security interest and will cover and secure the payment of all Obligations both present and future of the Company to Holder pursuant to this Note and the other Transaction Documents. The Company further covenants and agrees to take all actions requested by the Holder to establish or perfect the security interest granted under this Note.

      5. Prepayment. This Note may be prepaid as a whole or in part at any time prior to the Maturity Date upon at least ten Business Days prior written notice to the Holder, provided that nothing in this Section 5 shall limit the Holder's conversion rights set forth in Section 6 herein during such notice period. Any such prepayment shall be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

      6. Conversion. If there is a Funding Date within six (6) months of the date hereof, all outstanding principal and accrued interest under this Note will be converted into Class E Preferred Stock on such Funding Date on terms substantially the same as those issued pursuant to the Class E Preferred Commitment.

            If there is no Class E Preferred Commitment within four (4) months of the date hereof or if a Funding Date does not occur within six (6) months of the date hereof, then at the option of the Holder, (a) all outstanding principal and accrued interest under this Note will convert to the Company's common or preferred stock at a price and on terms to be negotiated at that time between the Holder and the Company, or (b) if no agreement can be reached between the Holder and the Company within 60 days of the expiration of the four (4) month or six (6) month period, as the case may be, at the Holder's option, exercisable by the Holder at any time after expiration of the 60 day period, the Holder may declare in writing that such Note has become a demand obligation, and thereafter may make demand for payment of the Note at any time thereafter. Any such demand shall be in writing, and require payment by the Company no earlier than 10 days after such demand.

      7. Successors and Assigns. Subject to the restrictions on transfer described in Sections 9 and 10 hereof, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

      8. Waiver and Amendment. Any provision of this Note may be amended, waived or modified only as to the Holder of this Note upon the written consent of the Company and the Holder.

      9. Transfer of this Note or Securities Issuable on Conversion Hereof. This Note may not be transferred in violation of any restrictive legend set forth hereon. Each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

      10. Assignment by the Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, as a whole or in part, by the Company, without the prior written consent of the Holder.

      11. Treatment of Note. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

      12. Notices. Any notice, request or other conununication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier, personal delivery or facsimile transmission at the respective addresses or facsimile number of the parties as set forth in the Purchase Agreement or on the register maintained by the Company. Any party hereto may by notice so given change its address or facsimile number for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

      13. Expenses; Waivers. If action is instituted to collect this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

      14. Governing Law. This Note and all actions arising out of or in counection with this Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflict of laws provisions of the Commonwealth of Massachusetts or of any other state. In the event of any dispute among or between any of the parties to this Note arising out of the terms of this Note, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the Commonwealth of Massachusetts for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction.

      IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

                                          BEACON POWER CORPORATION

                                          By:  /s/ William E. Stanton
                                              ----------------------------------

                                          Name: William E. Stanton
                                               ---------------------------------

                                          Title: President & CEO
                                                --------------------------------

                  SENIOR SECURED CONVERTIBLE PROMISSORY NOTE


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/OR COMPLIANCE IS NOT REQUIRED.

THE SALE OR TRANSFER AND CERTAIN OTHER RIGHTS RELATING TO THE SECURITIES REPRESENTED BY THIS DOCUMENT ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SHAREHOLDER AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

$500,000.00                                                       August 2, 1999

                                                                  WOBURN, MA

      FOR VALUE RECEIVED, Beacon Power Corporation, a Delaware corporation (the "Company"), promises to pay to the order of Duquesne Enterprises, Inc., or its registered assigns (the "Holder"), the principal sum of $500,000.00 or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest computed in the following fashion:

      (a) Interest accrued to date on the note which this Note amends and restates (and known in the Purchase Agreement referenced below as the Tranche One Note), amounting to $684.93; and

      (b) Interest accruing from the date of issuance of this Note on the unpaid principal balance hereof at a rate equal to twelve and one-half percent
(12 1/2%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days; provided that if the Funding Date does not occur within six (6) months from the date hereof, such interest rate shall increase effective as of the close of business on the such day to occur six (6) months from the date hereof to fifteen percent (15%) per annum.

      All unpaid principal, together with any accrued but unpaid interest and other amounts payable hereunder, shall be due and payable on the earlier of(i) the date of conversion (or, absent a conversion, demand by the holder) as referenced below in Section 6 (the "Maturity Date") or (ii) upon or after the occurrence of an Event of Default (as defined below), when such amounts are declared due and payable by the Holder or made automatically due and payable.

      This Note is issued pursuant to the Note and Warrant Purchase Agreement (the "Purchase Agreement") dated as of July 30, 1999 by and among the Company, Perseus Capital, L.L.C., Duquesne Enterprises, Inc., Micro Generation Technology Fund, L.L.C. and SatCon Technology Corporation.

      The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

      1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

            (a) "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of Massachusetts or the State of New York are authorized to be closed.

            (b) "Funding Date" means the date on which all or any part of funding of transactions contemplated by the Class E Preferred Commitment are first consummated.

            (c) "Obligations" means the principal, interest and other amounts payable under this Note.

            (d) "Class E Preferred Commitment" means a written commitment to the Company by a strategic investor(s), made within four (4) months from the date hereof, to purchase at least $5 million of the Class E Preferred Stock.

            (e) "Transaction Documents" shall mean this Note, the Purchase Agreement, and any other promissory note issued pursuant to the Purchase Agreement.

      2. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Note:

            (a) Failure to Pay. The Company shall fail to pay (i) when due any principal payment on this Note or (ii) any interest or other payment required under the terms of this Note or any other Transaction Document within five Business Days of its due date; or

            (b) Breaches of Other Covenants. The Company shall materially fail to observe or to perform any other covenant, obligation, condition or agreement contained in this Note or the other Transaction Documents, other than those specified in Section 2(a) hereof, and such failure shall continue for 10 days after written notice thereof to the Company; or

            (c) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it or (vii) take any action for the purpose of effecting any of the foregoing; or

            (d) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered, or such case or proceeding shall not be dismissed or discharged within 45 days of commencement; or

            (e) Cross-Default. The Company or any of its subsidiaries shall default under any bond, debenture, note or other evidence of indebtedness for money borrowed (excluding any capital lease), under any guarantee or under any mortgage, or indenture pursuant to which there shall be issued or by which there shall be secured or evidenced any indebtedness for money borrowed by the Company or any of its subsidiaries, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in indebtedness of at least $10,000 being due and payable prior to the date on which it would otherwise become due and payable and shall not have been issued by the Company or waived by the lender; or

            (f) Undischarged Judgment. One or more judgments for the payment of money in an amount in excess of $10,000 in the aggregate shall be rendered against the Company or any of its subsidiaries (or any combination thereof) and shall remain undischarged for a period of ten consecutive days during which execution shall not be effectively stayed, or any action is legally taken by a judgment creditor to levy upon any such judgment.

      3. Rights of Holder Upon Default. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 2(c) and 2(d) hereof) and at any time thereafter during the continuance of such Event of Default, the Holder may declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 2(c) and 2(d) hereof, immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

      4. Collateral. To secure the Company's payment and performance of the Obligations and to secure the Company's prompt, full and faithful performance and observance of all of the provisions under this Note and the other Transaction Documents, the Company hereby grants the Holder a security interest, senior to all other security interests except for any now or hereafter existing commercial bank or institutional lender financings and equipment leases, in all of the Company's right, title and interest in and to the following, whether now owned or hereafter acquired or existing and wherever located:

            (a) All inventory and equipment, and all parts thereof, attachments, accessories and accessions thereto, products thereof and documents therefor;

            (b) All accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, and all rights now or hereafter existing in and to all mortgages, security agreements, leases or other contracts securing or otherwise relating to any of the same;

            (c) All intellectual property and trade secrets, including, without limitation,

                  (i) all patents, patent applications and patentable inventions and (i) the inventions and improvements described and claimed therein; (ii) any continuation, division, renewal, extension, substitute or reissue thereof or any legal equivalent in a foreign country for the full term thereof or the terms for which the same may be granted; (iii) all rights to income, royalties, profits, awards, damages and other rights relating to said patents, applications and inventions, including the right to sue for past, present and future infringement and (iv) any other rights and benefits relating to said patents, applications and inventions including any rights as a licensor or licensee of said patents, applications and inventions (the "Patents");

                  (ii) all trademarks, trademark registrations, trademark applications, service marks, service mark registrations and service mark applications, trade names, fictitious business name, tradestyles, and the goodwill underlying those trademarks and service marks and (i) any similar marks or amendments, modifications and renewals thereof and the goodwill represented by those and any legal equivalent in a foreign country for the full term or terms for which the same may be granted; (ii) all rights to income, royalties, profits, damages and other rights relating to said trademarks and service marks including the right to sue for past, present or future infringement and (iii) any other rights and benefits relating to said trademarks and service marks including any rights as a licensor or licensee of said trademark and service mark (the "Trademarks");

                  (iii) all copyrights, copyright registrations and copyright applications, including without limitation those copyrights for computer programs, computer databases, flow diagrams, maskworks, maskwork applications, source codes and object codes, computer software, technical knowledge and processes, trade secrets, know-how, customer lists, franchises, systems, inventions, designs, blueprints, formal or informal licensing arrangements, and all property embodying or incorporating such copyrights and (i) any similar rights or amendments, modifications and renewals thereof and any legal equivalent in a foreign country for the full term or terms for which the same may be granted; (ii) all rights to income, past, present and future infringement and (iii) any other rights and benefits relating to said copyrights (the "Copyrights");

            (d) all substitutions and replacements for, and all rights to exploit, all of the foregoing;

            (e) all books and records pertaining to any of the foregoing; and

            (f) all proceeds of all of the foregoing and, to the extent not otherwise included, all payments under insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

All of the above assets are hereinafter collectively referred to as "Collateral."

The Company covenants and agrees with Holder that: (x) the security interest granted under this Note is in addition to any other security interest from time to time held by the Holder; (y) the Holder may realize upon all or part of any Collateral in any order it desires and any realization by any means upon any Collateral will not bar realization upon any other Collateral; and (z) the security interest hereby created is a continuing security interest and will cover and secure the payment of all Obligations both present and future of the Company to Holder pursuant to this Note and the other Transaction Documents. The Company further covenants and agrees to take all actions requested by the Holder to establish or perfect the security interest granted under this Note.

      5. Prepayment. This Note may be prepaid as a whole or in part at any time prior to the Maturity Date upon at least ten Business Days prior written notice to the Holder, provided that nothing in this Section 5 shall limit the Holder's conversion rights set forth in Section 6 herein during such notice period. Any such prepayment shall be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

      6. Conversion. If there is a Funding Date within six (6) months of the date hereof, all outstanding principal and accrued interest under this Note will be converted into Class E Preferred Stock on such Funding Date on terms substantially the same as those issued pursuant to the Class E Preferred Commitment.

            If there is no Class E Preferred Commitment within four (4) months of the date hereof or if a Funding Date does not occur within six (6) months of the date hereof, then at the option of the Holder, (a) all outstanding principal and accrued interest under this Note will convert to the Company's common or preferred stock at a price and on terms to be negotiated at that time between the Holder and the Company, or (b) if no agreement can be reached between the Holder and the Company within 60 days of the expiration of the four (4) month or six (6) month period, as the case may be, at the Holder's option, exercisable by the Holder at any time after expiration of the 60 day period, the Holder may declare in writing that such Note has become a demand obligation, and thereafter may make demand for payment of the Note at any time thereafter. Any such demand shall be in writing, and require payment by the Company no earlier than 10 days after such demand.

      7. Successors and Assigns. Subject to the restrictions on transfer described in Sections 9 and 10 hereof, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

      8. Waiver and Amendment. Any provision of this Note may be amended, waived or modified only as to the Holder of this Note upon the written consent of the Company and the Holder.

      9. Transfer of this Note or Securities Issuable on Conversion Hereof. This Note may not be transferred in violation of any restrictive legend set forth hereon. Each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

      10. Assignment by the Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, as a whole or in part, by the Company, without the prior written consent of the Holder.

      11. Treatment of Note. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

      12. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier, personal delivery or facsimile transmission at the respective addresses or facsimile number of the parties as set forth in the Purchase Agreement or on the register maintained by the Company. Any party hereto may by notice so given change its address or facsimile number for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

      13. Expenses; Waivers. If action is instituted to collect this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

      14. Governing Law. This Note and all actions arising out of or in counection with this Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflict of laws provisions of the Commonwealth of Massachusetts or of any other state. In the event of any dispute among or between any of the parties to this Note arising Out of the terms of this Note, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the Commonwealth of Massachusetts for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction.

      IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

                                          BEACON POWER CORPORATION

                                          By: /s/ William E. Stanton
                                             -----------------------------------

                                          Name: William E. Stanton
                                               ---------------------------------

                                          Title: President & CEO
                                                --------------------------------

                  SENIOR SECURED CONVERTIBLE PROMISSORY NOTE


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/OR COMPLIANCE IS NOT REQUIRED.

THE SALE OR TRANSFER AND CERTAIN OTHER RIGHTS RELATING TO THE SECURITIES REPRESENTED BY THIS DOCUMENT ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SHAREHOLDER AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

$150,000.00                                                       August 2, 1999

                                                                  WOBURN, MA

       FOR VALUE RECEIVED, Beacon Power Corporation, a Delaware corporation (the "Company"), promises to pay to the order of Micro Generation Technology Fund, L.L.C., or its registered assigns (the "Holder"), the principal sum of $150,000.00 or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest computed in the following fashion:

       (a) Interest accrued to date on the note which this Note amends and restates (and known in the Purchase Agreement referenced below as the Tranche One Note), amounting to $667.81;and

       (b) Interest accruing from the date of issuance of this Note on the unpaid principal balance hereof at a rate equal to twelve and one-half percent (12 1/2%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days; provided that if the Funding Date does not occur within six (6) months from the date hereof, such interest rate shall increase effective as of the close of business on the such day to occur six (6) months from the date hereof to fifteen percent (15%) per annum.

       All unpaid principal, together with any accrued but unpaid interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) the date of conversion (or, absent a conversion, demand by the holder) as referenced below in Section 6 (the "Maturity Date") or (ii) upon or after the occurrence of an Event of Default (as defined below), when such amounts are declared due and payable by the Holder or made automatically due and payable.

       This Note is issued pursuant to the Note and Warrant Purchase Agreement (the "Purchase Agreement") dated as of July 30, 1999 by and among the Company, Perseus Capital, L.L.C., Duquesne Enterprises, Inc., Micro Generation Technology Fund, L.L.C. and SatCon Technology Corporation.

       The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

       1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

            (a) "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of Massachusetts or the State of New York are authorized to be closed.

            (b) "Funding Date" means the date on which all or any part of funding of transactions contemplated by the Class E Preferred Commitment are first consummated.

            (c) "Obligations" means the principal, interest and other amounts payable under this Note.

            (d) "Class E Preferred Commitment" means a written commitment to the Company by a strategic investor(s), made within four (4) months from the date hereof, to purchase at least $5 million of the Class E Preferred Stock.

            (e) "Transaction Documents" shall mean this Note, the Purchase Agreement, and any other promissory note issued pursuant to the Purchase Agreement.

      2. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Note:

            (a) Failure to Pay. The Company shall fail to pay (i) when due any principal payment on this Note or (ii) any interest or other payment required under the terms of this Note or any other Transaction Document within five Business Days of its due date; or

            (b) Breaches of Other Covenants. The Company shall materially fail to observe or to perform any other covenant, obligation, condition or agreement contained in this Note or the other Transaction Documents, other than those specified in Section 2(a) hereof, and such failure shall continue for 10 days after written notice thereof to the Company; or

            (c) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it or (vii) take any action for the purpose of effecting any of the foregoing; or

            (d) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered, or such case or proceeding shall not be dismissed or discharged within 45 days of commencement; or

            (e) Cross-Default. The Company or any of its subsidiaries shall default under any bond, debenture, note or other evidence of indebtedness for money borrowed (excluding any capital lease), under any guarantee or under any mortgage, or indenture pursuant to which there shall be issued or by which there shall be secured or evidenced any indebtedness for money borrowed by the Company or any of its subsidiaries, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in indebtedness of at least $10,000 being due and payable prior to the date on which it would otherwise become due and payable and shall not have been issued by the Company or waived by the lender; or

            (f) Undischarged Judgment. One or more judgments for the payment of money in an amount in excess of $10,000 in the aggregate shall be rendered against the Company or any of its subsidiaries (or any combination thereof) and shall remain undischarged for a period of ten consecutive days during which execution shall not be effectively stayed, or any action is legally taken by a judgment creditor to levy upon any such judgment.

      3. Rights of Holder Upon Default. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 2(c) and 2(d) hereof) and at any time thereafter during the continuance of such Event of Default, the Holder may declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 2(c) and 2(d) hereof, immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

      4. Collateral. To secure the Company's payment and performance of the Obligations and to secure the Company's prompt, full and faithful performance and observance of all of the provisions under this Note and the other Transaction Documents, the Company hereby grants the Holder a security interest, senior to all other security interests except for any now or hereafter existing commercial bank or institutional lender financings and equipment leases, in all of the Company's right, title and interest in and to the following, whether now owned or hereafter acquired or existing and wherever located:

            (a) All inventory and equipment, and all parts thereof, attachments, accessories and accessions thereto, products thereof and documents therefor;

            (b) All accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, and all rights now or hereafter existing in and to all mortgages, security agreements, leases or other contracts securing or otherwise relating to any of the same;

            (c) All intellectual property and trade secrets, including, without limitation,

                  (i) all patents, patent applications and patentable inventions and (i) the inventions and improvements described and claimed therein; (ii) any continuation, division, renewal, extension, substitute or reissue thereof or any legal equivalent in a foreign country for the full term thereof or the terms for which the same may be granted; (iii) all rights to income, royalties, profits, awards, damages and other rights relating to said patents, applications and inventions, including the right to sue for past, present and future infringement and (iv) any other rights and benefits relating to said patents, applications and inventions including any rights as a licensor or licensee of said patents, applications and inventions (the "Patents");

                  (ii) all trademarks, trademark registrations, trademark applications, service marks, service mark registrations and service mark applications, trade names, fictitious business name, tradestyles, and the goodwill underlying those trademarks and service marks and (i) any similar marks or amendments, modifications and renewals thereof and the goodwill represented by those and any legal equivalent in a foreign country for the full term or terms for which the same may be granted; (ii) all rights to income, royalties, profits, damages and other rights relating to said trademarks and service marks including the right to sue for past, present or future infringement and (iii) any other rights and benefits relating to said trademarks and service marks including any rights as a licensor or licensee of said trademark and service mark (the "Trademarks");

                  (iii) all copyrights, copyright registrations and copyright applications, including without limitation those copyrights for computer programs, computer databases, flow diagrams, maskworks, maskwork applications, source codes and object codes, computer software, technical knowledge and processes, trade secrets, know-how, customer lists, franchises, systems, inventions, designs, blueprints, formal or informal licensing arrangements, and all property embodying or incorporating such copyrights and (i) any similar rights or amendments, modifications and renewals thereof and any legal equivalent in a foreign country for the full term or terms for which the same may be granted; (ii) all rights to income, past, present and future infringement and (iii) any other rights and benefits relating to said copyrights (the "Copyrights");

            (d) all substitutions and replacements for, and all rights to exploit, all of the foregoing;

            (e) all books and records pertaining to any of the foregoing; and

            (f) all proceeds of all of the foregoing and, to the extent not otherwise included, all payments under insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

All of the above assets are hereinafter collectively referred to as "Collateral."

The Company covenants and agrees with Holder that: (x) the security interest granted under this Note is in addition to any other security interest from time to time held by the Holder; (y) the Holder may realize upon all or part of any Collateral in any order it desires and any realization by any means upon any Collateral will not bar realization upon any other Collateral; and (z) the security interest hereby created is a continuing security interest and will cover and secure the payment of all Obligations both present and future of the Company to Holder pursuant to this Note and the other Transaction Documents. The Company further covenants and agrees to take all actions requested by the Holder to establish or perfect the security interest granted under this Note.

      5. Prepayment. This Note may be prepaid as a whole or in part at any time prior to the Maturity Date upon at least ten Business Days prior written notice to the Holder, provided that nothing in this Section 5 shall limit the Holder's conversion rights set forth in Section 6 herein during such notice period. Any such prepayment shall be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

      6. Conversion. If there is a Funding Date within six (6) months of the date hereof, all outstanding principal and accrued interest under this Note will be converted into Class E Preferred Stock on such Funding Date on terms substantially the same as those issued pursuant to the Class E Preferred Commitment.

            If there is no Class E Preferred Commitment within four (4) months of the date hereof or if a Funding Date does not occur within six (6) months of the date hereof, then at the option of the Holder, (a) all outstanding principal and accrued interest under this Note will convert to the Company's common or preferred stock at a price and on terms to be negotiated at that time between the Holder and the Company, or (b) if no agreement can be reached between the Holder and the Company within 60 days of the expiration of the four (4) month or six (6) month period, as the case may be, at the Holder's option, exercisable by the Holder at any time after expiration of the 60 day period, the Holder may declare in writing that such Note has become a demand obligation, and thereafter may make demand for payment of the Note at any time thereafter. Any such demand shall be in writing, and require payment by the Company no earlier than 10 days after such demand.

      7. Successors and Assigns. Subject to the restrictions on transfer described in Sections 9 and 10 hereof, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

      8. Waiver and Amendment. Any provision of this Note may be amended, waived or modified only as to the Holder of this Note upon the written consent of the Company and the Holder.

      9. Transfer of this Note or Securities Issuable on Conversion Hereof. This Note may not be transferred in violation of any restrictive legend set forth hereon. Each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

      10. Assignment by the Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, as a whole or in part, by the Company, without the prior written consent of the Holder.

      11. Treatment of Note. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

      12. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier, personal delivery or facsimile transmission at the respective addresses or facsimile number of the parties as set forth in the Purchase Agreement or on the register maintained by the Company. Any party hereto may by notice so given change its address or facsimile number for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

      13. Expenses; Waivers. If action is instituted to collect this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

      14. Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and constmed in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflict of laws provisions of the Commonwealth of Massachusetts or of any other state. In the event of any dispute among or between any of the parties to this Note arising out of the terms of this Note, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the Commonwealth of Massachusetts for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction.

      IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

                                         BEACON POWER CORPORATION

                                         By: /s/ William E. Stanton
                                            ------------------------------------

                                         Name: William E. Stanton
                                              ----------------------------------

                                         Title: President & CEO
                                               ---------------------------------

THE SECURITIES EVIDENCED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

THE SALE OR TRANSFER AND CERTAIN OTHER RIGHTS RELATING TO THE SECURITIES REPRESENTED BY THIS DOCUMENT ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SHAREHOLDER AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

No.: 1

                                     WARRANT
                       TO PURCHASE CLASS E PREFERRED STOCK
                                       OF
                            BEACON POWER CORPORATION

                           (void after August 2, 2004)

      1. Issuance of Warrant. FOR VALUE RECEIVED, on and after the date of issuance of this Warrant, and subject to the terms and conditions herein set forth, the Holder (as defined below) is entitled to purchase from Beacon Power Corporation, a Delaware corporation (the "Company"), at any time before 5:00 p.m. New York time on August 2, 2004 (the "Termination Date"), at a price per share equal to the Warrant Price (as defined below and subject to adjustment as described below), the Warrant Stock (as defined below and subject to adjustment as described below) upon exercise of this warrant (this "Warrant") pursuant to
Section 6 hereof. This Warrant is issued pursuant to the Note and Warrant Purchase Agreement (as defined below).

      2. Definitions. As used in this Warrant, the following terms have the definitions ascribed to them below:

            (a) "Additional Stock" is defined in Section 3(d)(iv).

            (b) "Base Price" means as of August 2, 1999, $1.78 per share of Common Stock, which shall be subject to adjustment as provided in Section 3(d).

            (c) "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of Massachusetts or the State of New York or the District of Columbia are authorized to be closed.

            (d) "Change-In-Control Event" means the occurrence after the Commencement Date of any of the following: (i) the acquisition of voting securities of the Company by any person or group of persons that results in such person or group, together with its affiliates, becoming, directly or indirectly, the beneficial owner of in excess of 50% of the outstanding voting securities of the Company; (ii) a merger or consolidation of the Company with any other corporation or legal entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) in excess of 50% of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the sale or disposition of all or substantially all of the Company's assets other than in a transaction in which holders of the voting securities of the Company immediately prior to such transaction receive voting securities of the acquiror of such assets or its affiliate that represent in excess of 50% of the voting securities of such entity after consummation of such transaction.

            (e) "Commencement Date" means the date of issue of this Warrant.

            (f) "Common Stock" means the Company's Common Stock, $.01 par value per share.

            (g) "Holder" means Perseus Capital, L.L.C., or its assigns.

            (h) "Note and Warrant Purchase Agreement" means the Note and Warrant Purchase Agreement dated as of August 2, 1999 by and among the Company, Perseus Capital, L.L.C., Duquesne Enterprises, Inc., Micro Generation Technology Fund, L.L.C., and SatCon Technology Corporation (collectively, the "Purchasers"), and "Note" means the Note issued to the holder pursuant to such Agreement.

            (i) "Class E Preferred Stock" means the Class E Preferred Stock of the Company proposed to be issued to the Purchasers as part of the equity financing in which the Note is to be converted, as described in the above Note and Warrant Purchase Agreement.

            (j) "Warrant Price" means, (i) in the event that a purchase of at least $5 million of the Class E Preferred Stock is consummated within six (6) months from the date hereof, the per share price at which such purchase is made, or (ii) in the event that no such purchase is consummated, $2.50, in either event subject to adjustment as described in Section 3 below.

            (k) "Warrant Stock" means the shares of Company stock which are purchasable upon exercise or conversion of this Warrant, consisting of Class E Preferred Stock (or other Company securities) into which the Note is converted if such conversion actually occurs, or consisting of shares of Common Stock if the Note is not so converted. The total number of shares to be issued upon the exercise of this Warrant shall be computed by dividing $337,500.00 by the Warrant Price, subject to adjustment as described in Section 3 below. The "Warrant Stock Definition Date" means the date on which the Note is converted (or if not converted, then the date on which the holder of the Note notifies the Company that it has become a demand note, as described in the Note.

      3. Adjustments and Notices. The Warrant Price and/or the number of shares of Warrant Stock shall be subject to adjustment from time to time in accordance with this Section 3. The Warrant Price and/or the number of Warrant Shares shall be adjusted to reflect all of the following events that occur on or after the Commencement Date. However, if the Warrant Stock becomes defined to be preferred stock of the Company, then the following provisions in Section 3 shall not apply to shares issued on or after the Warrant Stock Definition Date.

            (a) Subdivision, Stock Dividends or Combinations. In case the Company shall at any time subdivide the outstanding shares of Warrant Stock or shall issue a stock dividend with respect to the Warrant Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Warrant Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, in each case effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

            (b) Reclassification, Exchange, Substitution, In-Kind Distribution. Upon any reclassifications, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than shares of Warrant Stock, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received if this Warrant had been exercised or converted immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise or conversion of the new warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

            (c) Reorganization, Merger etc. In case of any Change-In-Control Event, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise or conversion of the unexercised or unconverted portion of this Warrant, and in lieu of the shares of the Warrant Stock theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reorganization, merger or sale by the Holder of the number of shares of Warrant Stock then purchasable under this Warrant. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (c) shall similarly apply to successive Change-In-Control Events. (d) Dilutive Issuances Adjustment of Number of Shares and Warrant Price. In order to prevent dilution of the rights granted under this Warrant, the number of shares of Warrant Stock obtainable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as provided in this Section 3(d).

                  (i) Adjustment of Warrant Price upon Issuance of Additional Stock. If and whenever after the Commencement Date, the Company issues, or in accordance with Section 3(d)(ii) is deemed to have issued, any Additional Stock to any person for a consideration per share less than the Base Price then in effect, then the Warrant Price in effect immediately before each such issuance shall forthwith be adjusted to a price determined by multiplying such Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock that the aggregate consideration received by the Company for such issuance would purchase at such Warrant Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of such Additional Stock.

                  (ii) Effect of Certain Events. For purposes of determining under Section (d)(i) the adjusted number of shares of Warrant Stock acquirable upon exercise of this Warrant, the following shall be applicable:

                        (A) Issuance of Rights or Options. If the Company in any manner issues, grants or sells (or otherwise becomes subject to) any Options or Options for Convertible Securities, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been sold on the date of issuance, grant or sale of such Options and to be outstanding.

                        (B) Issuance of Convertible Securities. If the Company in any manner grants, issues or sells (or otherwise becomes subject to) any Convertible Securities, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to have been sold on the date of issuance, grant or sale of such Convertible Securities and to be outstanding.

                        (C) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the number of shares of Warrant Stock acquirable hereunder shall be adjusted to the number of shares which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                        (D) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issuance or sale of Common Stock.

                        (E) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (iii) In the case of the issuance of Additional Stock for cash, the consideration received therefor shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the company for any underwriting or otherwise in connection with the issuance and sale thereof. In the case of the issuance of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash received therefor shall be deemed to be the fair value thereof as reasonably determined by the Board of Directors of the Company in its good faith judgment irrespective of any accounting treatment.

                  (iv) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to clause (ii) of this Section 3(d)) by the Company after the Commencement Date, other than shares of Common Stock issued or issuable:

                        (A) to officers, directors, employees and consultants of the Company directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Company;

                        (B) upon conversion of the Class A, B, C, or D Preferred Stock (or, if authorized, the Class E Preferred Stock) of the Company or the exercise of warrants issued by the Company before or on the Commencement Date;

                  (v) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 3(d) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the number of shares of Warrant Stock obtainable upon exercise of this Warrant and in the Warrant Price so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall decrease the number of shares of Warrant Stock obtainable as otherwise determined pursuant to this Section 3.

            (e) Certificate of Adjustment. In each case of an adjustment or readjustment of the Warrant Price, the Corporation, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

            (f) No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 3 against impairment. If the Company takes any action affecting the Class E Preferred Stock other than as described above that adversely affects the Holder's rights under this Warrant, the Warrant Price shall be adjusted downward.

            (g) Fractional Shares. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

      4. No Shareholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

      5. Reservation of Stock. On and after the Warrant Stock Definition Date, the Company will reserve from its authorized and unissued stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

      6. Exercise of Warrant. This Warrant may be exercised as a whole or part by the Holder, at any time after the date hereof prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. Alternatively, the Holder may pay the Warrant Price as a whole or in part) by surrendering to the Company all or a portion of any Note (as defined in the Note and Warrant Purchase Agreement), in which case the portion of the Note surrendered plus all accrued but unpaid interest thereon shall be credited towards payment of the Warrant Price. If less the entire Note is surrendered in payment of the Warrant Price, the Company shall issue to the Holder a new promissory note identical to the surrendered Note except that the principal amount thereof shall equal the unsurrendered portion of the principal amount of the surrendered Note. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If this Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of this Warrant upon such exercise, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of this Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

      7. Conversion, In lieu of exercising this Warrant or any portion hereof, at any time after the occurrence of a Change-In-Control Event or the filing of a registration statement for an initial underwritten public offering of securities by the Company, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Stock by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as Attachments 2 and 3, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of shares of Warrant Stock to be issued to Holder upon such conversion shall be computed using the following formula:

                                 X=(P)(Y)(A-B)/A

       where X =  the number of shares of Warrant Stock to be issued to the
                  Holder for the portion of the Warrant being converted.

                  P = the portion of the Warrant being converted expressed as a decimal fraction.

                  Y = the total number of shares of Warrant Stock issuable upon exercise of the Warrant in full.

                  A = the fair market value of one share of Warrant Stock which means (i) the fair market value of the Warrant Stock as of the last Business Day immediately prior to the date the notice of conversion is received by the Company, as reported in the principal market for such securities or, if no such market exists, as determined in good faith by the Company's Board of Directors, or (ii) if this Warrant is being converted in conjunction with a public offering of stock the price to the public per share pursuant to the offering.

                  B =   the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion. If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein. If this Warrant is converted, as a whole or in part, after the occurrence of a Change-In-Control Event as to which Section 3(c) is applicable, the Holder shall receive the consideration contemplated by
Section 3(c) in lieu of Warrants Stock of the Company.

      8. Transfer of Warrant. This Warrant may be transferred or assigned by the Holder hereof in whole or in part, provided that the transferor provides, at the Company's request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Securities Act and the securities law applicable with respect to any other applicable jurisdiction.

      9. Termination. This Warrant shall terminate on 5:00 p.m. New York time on the Termination Date.

      10. Miscellaneous. This Warrant shall be governed by the laws of the Commonwealth of Massachusetts, as such laws are applied to contracts to be entered into and performed entirely in Massachusetts by Massachusetts residents. In the event of any dispute among the Holder and the Company arising out of the terms of this Warrant, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the Commonwealth of Massachusetts for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or by facsimile transmission or mailed by first class mail, postage prepaid, to the address or facsimile number furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address or facsimile number to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

      ISSUED:     August 2, 1999


            BEACON POWER CORPORATION


            By: /s/ Willian E. Stanton
                -------------------------

            Name: WILLIAM E. STANTON
                  -----------------------

            Title: PRESIDENT & CEO
                   -----------------------

                                  Attachment 1

NOTICE OF EXERCISE

TO:   BEACON POWER CORPORATION

1. The undersigned hereby elects to purchase ________________ shares of the Warrant Stock of Beacon Power Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:


                            ________________________
                                     (Name)

                            ________________________
                                    (Address)


___________________________________      ________________________________
(Date) (Name of Warrant Holder)


      By:___________________________

      Title:________________________

                                  Attachment 2

                       INVESTMENT REPRESENTATION STATEMENT

                      Shares of the Class E Preferred Stock
                     (as defined in the attached Warrant) of
                            BEACON POWER CORPORATION

      In connection with the purchase of the above-listed securities, the undersigned hereby represents to Beacon Power Corporation (the "Company") as follows:

(a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

(b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to
Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

(c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Securities Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

(d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company

(e) The undersigned acknowledges that the Securities issuable upon exercise or conversion of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold from the Company or any affiliate of the Company, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three month period not exceeding specified limitations.


       Dated:_________________________


       _______________________________
       (Typed or Printed Name)

       By:____________________________
         (Signature)

       _______________________________
       (Title)

                                  Attachment 3

NOTICE OF CONVERSION

TO:   BEACON POWER CORPORATION


1. The undersigned hereby elects to acquire ________________ shares of the Warrant Stock of Beacon Power Corporation pursuant to the terms of the attached Warrant, by conversion of _________ percent (____%) of the Warrant.

2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:


                            ________________________
                                     (Name)

                            ________________________
                                    (Address)


___________________________________      ________________________________
(Date) (Name of Warrant Holder)


      By:___________________________

      Title:________________________
         (Title and signature of authorized person)

THE SECURITIES EVIDENCED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

THE SALE OR TRANSFER AND CERTAIN OTHER RIGHTS RELATING TO THE SECURITIES REPRESENTED BY THIS DOCUMENT ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SHAREHOLDER AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

No.: 2

                                     WARRANT
                       TO PURCHASE CLASS E PREFERRED STOCK
                                       OF
                            BEACON POWER CORPORATION

                           (void after August 2, 2004)

      1. Issuance of Warrant. FOR VALUE RECEIVED, on and after the date of issuance of this Warrant, and subject to the terms and conditions herein set forth, the Holder (as defined below) is entitled to purchase from Beacon Power Corporation, a Delaware corporation (the "Company"), at any time before 5:00 p.m. New York time on August 2, 2004 (the "Termination Date"), at a price per share equal to the Warrant Price (as defined below and subject to adjustment as described below), the Warrant Stock (as defined below and subject to adjustment as described below) upon exercise of this warrant (this "Warrant") pursuant to
Section 6 hereof. This Warrant is issued pursuant to the Note and Warrant Purchase Agreement (as defined below).

      2. Definitions. As used in this Warrant, the following terms have the definitions ascribed to them below:

            (a)   "Additional Stock" is defined in Section 3(d)(iv).

            (b) "Base Price" means as of August 2, 1999, $1.78 per share of Common Stock, which shall be subject to adjustment as provided in Section 3(d).

            (c) "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of Massachusetts or the State of New York or the District of Columbia are authorized to be closed.

            (d) "Change-In-Control Event" means the occurrence after the Commencement Date of any of the following: (i) the acquisition of voting securities of the Company by any person or group of persons that results in such person or group, together with its affiliates, becoming, directly or indirectly, the beneficial owner of in excess of 50% of the outstanding voting securities of the Company; (ii) a merger or consolidation of the Company with any other corporation or legal entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) in excess of 50% of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the sale or disposition of all or substantially all of the Company's assets other than in a transaction in which holders of the voting securities of the Company immediately prior to such transaction receive voting securities of the acquiror of such assets or its affiliate that represent in excess of 50% of the voting securities of such entity after consummation of such transaction.

            (e) "Commencement Date" means the date of issue of this Warrant.

            (f) "Common Stock" means the Company's Common Stock, $.0l par value per share.

            (g) "Holder" means SatCon Technology Corporation, or its assigns.

            (h) "Note and Warrant Purchase Agreement" means the Note and Warrant Purchase Agreement dated as of August 2, 1999 by and among the Company, Perseus Capital, L.L.C., Duquesne Enterprises, Inc., Micro Generation Technology Fund, L.L.C., and SatCon Technology Corporation (collectively, the "Purchasers"), and "Note" means the Note issued to the holder pursuant to such Agreement.

            (i) "Class E Preferred Stock" means the Class E Preferred Stock of the Company proposed to be issued to the Purchasers as part of the equity financing in which the Note is to be converted, as described in the above Note and Warrant Purchase Agreement.

            (j) "Warrant Price" means, (i) in the event that a purchase of at least $5 million of the Class E Preferred Stock is consummated within six (6) months from the date hereof, the per share price at which such purchase is made, or (ii) in the event that no such purchase is consummated, $2.50, in either event subject to adjustment as described in Section 3 below.

            (k) "Warrant Stock" means the shares of Company stock which are purchasable upon exercise or conversion of this Warrant, consisting of Class E Preferred Stock (or other Company securities) into which the Note is converted if such conversion actually occurs, or consisting of shares of Common Stock if the Note is not so converted. The total number of shares to be issued upon the exercise of this Warrant shall be computed by dividing $83,333.34 by the Warrant Price, subject to adjustment as described in Section 3 below. The "Warrant Stock Definition Date" means the date on which the Note is converted (or if not converted, then the date on which the holder of the Note notifies the Company that it has become a demand note, as described in the Note.

      3. Adjustments and Notices. The Warrant Price and/or the number of shares of Warrant Stock shall be subject to adjustment from time to time in accordance with this Section 3. The Warrant Price and/or the number of Warrant Shares shall be adjusted to reflect all of the following events that occur on or after the Commencement Date. However, if the Warrant Stock becomes defined to be preferred stock of the Company, then the following provisions in Section 3 shall not apply to shares issued on or after the Warrant Stock Definition Date.

            (a) Subdivision, Stock Dividends or Combinations. In case the Company shall at any time subdivide the outstanding shares of Warrant Stock or shall issue a stock dividend with respect to the Warrant Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Warrant Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, in each case effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

            (b) Reclassification, Exchange, Substitution, In-Kind Distribution. Upon any reclassifications, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than shares of Warrant Stock, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received if this Warrant had been exercised or converted immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend, The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise or conversion of the new warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

            (c) Reorganization, Merger etc. In case of any Change-In-Control Event, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise or conversion of the unexercised or unconverted portion of this Warrant, and in lieu of the shares of the Warrant Stock theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reorganization, merger or sale by the Holder of the number of shares of Warrant Stock then purchasable under this Warrant. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (c) shall similarly apply to successive Change-In-Control Events. (d) Dilutive Issuances Adjustment of Number of Shares and Warrant Price. In order to prevent dilution of the rights granted under this Warrant, the number of shares of Warrant Stock obtainable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as provided in this Section 3(d).

                  (i) Adjustment of Warrant Price upon Issuance of Additional Stock. If and whenever after the Commencement Date, the Company issues, or in accordance with Section 3(d)(ii) is deemed to have issued, any Additional Stock to any person for a consideration per share less than the Base Price then in effect, then the Warrant Price in effect immediately before each such issuance shall forthwith be adjusted to a price determined by multiplying such Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock that the aggregate consideration received by the Company for such issuance would purchase at such Warrant Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of such Additional Stock.

                  (ii) Effect of Certain Events. For purposes of determining under Section (d)(i) the adjusted number of shares of Warrant Stock acquirable upon exercise of this Warrant, the following shall be applicable:

                        (A) Issuance of Rights or Options. If the Company in any manner issues, grants or sells (or otherwise becomes subject to) any Options or Options for Convertible Securities, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been sold on the date of issuance, grant or sale of such Options and to be outstanding.

                        (B) Issuance of Convertible Securities. If the Company in any manner grants, issues or sells (or otherwise becomes subject to) any Convertible Securities, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to have been sold on the date of issuance, grant or sale of such Convertible Securities and to be outstanding.

                        (C) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the number of shares of Warrant Stock acquirable hereunder shall be adjusted to the number of shares which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                        (D) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issuance or sale of Common Stock.

                        (E) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (iii) In the case of the issuance of Additional Stock for cash, the consideration received therefor shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the company for any underwriting or otherwise in connection with the issuance and sale thereof. In the case of the issuance of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash received therefor shall be deemed to be the fair value thereof as reasonably determined by the Board of Directors of the Company in its good faith judgment irrespective of any accounting treatment.

                  (iv) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to clause (ii) of this Section 3(d)) by the Company after the Commencement Date, other than shares of Common Stock issued or issuable:

                        (A) to officers, directors, employees and consultants of the Company directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Company;

                        (B) upon conversion of the Class A, B, C, or D Preferred Stock (or, if authorized, the Class E Preferred Stock) of the Company or the exercise of warrants issued by the Company before or on the Commencement Date;

                  (v) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 3(d) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the number of shares of Warrant Stock obtainable upon exercise of this Warrant and in the Warrant Price so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall decrease the number of shares of Warrant Stock obtainable as otherwise determined pursuant to this Section 3.

            (e) Certificate of Adjustment. In each case of an adjustment or readjustment of the Warrant Price, the Corporation, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

            (f) No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 3 against impairment. If the Company takes any action affecting the Class E Preferred Stock other than as described above that adversely affects the Holder's rights under this Warrant, the Warrant Price shall be adjusted downward.

            (g) Fractional Shares. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

      4. No Shareholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

      5. Reservation of Stock. On and after the Warrant Stock Definition Date, the Company will reserve from its authorized and unissued stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

      6. Exercise of Warrant. This Warrant may be exercised as a whole or part by the Holder, at any time after the date hereof prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. Alternatively, the Holder may pay the Warrant Price as a whole or in part) by surrendering to the Company all or a portion of any Note (as defined in the Note and Warrant Purchase Agreement), in which case the portion of the Note surrendered plus all accrued but unpaid interest thereon shall be credited towards payment of the Warrant Price. If less the entire Note is surrendered in payment of the Warrant Price, the Company shall issue to the Holder a new promissory note identical to the surrendered Note except that the principal amount thereof shall equal the unsurrendered portion of the principal amount of the surrendered Note. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If this Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of this Warrant upon such exercise, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of this Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

      7. Conversion, In lieu of exercising this Warrant or any portion hereof, at any time after the occurrence of a Change-In-Control Event or the filing of a registration statement for an initial underwritten public offering of securities by the Company, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Stock by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as Attachments 2 and 3, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of shares of Warrant Stock to be issued to Holder upon such conversion shall be computed using the following formula:

                                 X=(P)(Y)(A-B)/A

       where X =  the number of shares of Warrant Stock to be issued to the
                  Holder for the portion of the Warrant being converted.

                  P = the portion of the Warrant being converted expressed as a decimal fraction.

                  Y = the total number of shares of Warrant Stock issuable upon exercise of the Warrant in full.

                  A = the fair market value of one share of Warrant Stock which means (i) the fair market value of the Warrant Stock as of the last Business Day immediately prior to the date the notice of conversion is received by the Company, as reported in the principal market for such securities or, if no such market exists, as determined in good faith by the Company's Board of Directors, or (ii) if this Warrant is being converted in conjunction with a public offering of stock the price to the public per share pursuant to the offering.

                  B =   the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion. If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein. If this Warrant is converted, as a whole or in part, after the occurrence of a Change-In-Control Event as to which Section 3(c) is applicable, the Holder shall receive the consideration contemplated by
Section 3(c) in lieu of Warrants Stock of the Company.

      8. Transfer of Warrant. This Warrant may be transferred or assigned by the Holder hereof in whole or in part, provided that the transferor provides, at the Company's request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Securities Act and the securities law applicable with respect to any other applicable jurisdiction.

      9. Termination. This Warrant shall terminate on 5:00 p.m. New York time on the Termination Date.

      10. Miscellaneous. This Warrant shall be governed by the laws of the Commonwealth of Massachusetts, as such laws are applied to contracts to be entered into and performed entirely in Massachusetts by Massachusetts residents. In the event of any dispute among the Holder and the Company arising out of the terms of this Warrant, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the Commonwealth of Massachusetts for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or by facsimile transmission or mailed by first class mail, postage prepaid, to the address or facsimile number furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address or facsimile number to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

       ISSUED:     August 2, 1999

            BEACON POWER CORPORATION

            By: /s/ Willian E. Stanton
                -------------------------

            Name: WILLIAM E. STANTON
                  -----------------------

            Title: PRESIDENT & CEO
                   -----------------------

                                  Attachment 1

NOTICE OF EXERCISE

TO:   BEACON POWER CORPORATION

1. The undersigned hereby elects to purchase ________________ shares of the Warrant Stock of Beacon Power Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:


                            ________________________
                                     (Name)

                            ________________________
                                    (Address)


___________________________________      ________________________________
(Date) (Name of Warrant Holder)


      By:___________________________

      Title:________________________

                                  Attachment 2

                       INVESTMENT REPRESENTATION STATEMENT

                      Shares of the Class E Preferred Stock
                     (as defined in the attached Warrant) of
                            BEACON POWER CORPORATION

      In connection with the purchase of the above-listed securities, the undersigned hereby represents to Beacon Power Corporation (the "Company") as follows:

(a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

(b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to
Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

(c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Securities Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

(d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company

(e) The undersigned acknowledges that the Securities issuable upon exercise or conversion of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold from the Company or any affiliate of the Company, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three month period not exceeding specified limitations.


       Dated:_________________________


       _______________________________
       (Typed or Printed Name)

       By:____________________________
         (Signature)

       _______________________________
       (Title)

                                  Attachment 3

NOTICE OF CONVERSION

TO:   BEACON POWER CORPORATION


1. The undersigned hereby elects to acquire ________________ shares of the Warrant Stock of Beacon Power Corporation pursuant to the terms of the attached Warrant, by conversion of _________ percent (____%) of the Warrant.

2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:


                            ________________________
                                     (Name)

                            ________________________
                                    (Address)


___________________________________      ________________________________
(Date) (Name of Warrant Holder)


      By:___________________________

      Title:________________________
         (Title and signature of authorized person)

THE SECURITIES EVIDENCED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

THE SALE OR TRANSFER AND CERTAIN OTHER RIGHTS RELATING TO THE SECURITIES REPRESENTED BY THIS DOCUMENT ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SHAREHOLDER AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

No.: 3

                                     WARRANT
                       TO PURCHASE CLASS E PREFERRED STOCK
                                       OF
                            BEACON POWER CORPORATION

                           (void after August 2, 2004)

      1. Issuance of Warrant. FOR VALUE RECEIVED, on and after the date of issuance of this Warrant, and subject to the terms and conditions herein set forth, the Holder (as defined below) is entitled to purchase from Beacon Power Corporation, a Delaware corporation (the "Company"), at any time before 5:00 p.m. New York time on August 2, 2004 (the "Termination Date"), at a price per share equal to the Warrant Price (as defined below and subject to adjustment as described below), the Warrant Stock (as defined below and subject to adjustment as described below) upon exercise of this warrant (this "Warrant") pursuant to
Section 6 hereof. This Warrant is issued pursuant to the Note and Warrant Purchase Agreement (as defined below).

      2. Definitions. As used in this Warrant, the following terms have the definitions ascribed to them below:

            (a) "Additional Stock" is defined in Section 3(d)(iv).

            (b) "Base Price" means as of August 2, 1999, $1.78 per share of Common Stock, which shall be subject to adjustment as provided in Section 3(d).

            (c) "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of Massachusetts or the State of New York or the District of Columbia are authorized to be closed.

            (d) "Change-In-Control Event" means the occurrence after the Commencement Date of any of the following: (i) the acquisition of voting securities of the Company by any person or group of persons that results in such person or group, together with its affiliates, becoming, directly or indirectly, the beneficial owner of in excess of 50% of the outstanding voting securities of the Company; (ii) a merger or consolidation of the Company with any other corporation or legal entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) in excess of 50% of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the sale or disposition of all or substantially all of the Company's assets other than in a transaction in which holders of the voting securities of the Company immediately prior to such transaction receive voting securities of the acquiror of such assets or its affiliate that represent in excess of 50% of the voting securities of such entity after consummation of such transaction.

            (e) "Commencement Date" means the date of issue of this Warrant.

            (f) "Common Stock" means the Company's Common Stock, $.01 par value per share.

            (g) "Holder" means Duquesne Enterprises, Inc., or its assigns.

            (h) "Note and Warrant Purchase Agreement" means the Note and Warrant Purchase Agreement dated as of August 2, 1999 by and among the Company, Perseus Capital, L.L.C., Duquesne Enterprises, Inc., Micro Generation Technology Fund, L.L.C., and SatCon Technology Corporation (collectively, the "Purchasers"), and "Note" means the Note issued to the holder pursuant to such Agreement.

            (i) "Class E Preferred Stock" means the Class E Preferred Stock of the Company proposed to be issued to the Purchasers as part of the equity financing in which the Note is to be converted, as described in the above Note and Warrant Purchase Agreement.

            (j) "Warrant Price" means, (i) in the event that a purchase of at least $5 million of the Class E Preferred Stock is consummated within six (6) months from the date hereof, the per share price at which such purchase is made, or (ii) in the event that no such purchase is consummated, $2.50, in either event subject to adjustment as described in Section 3 below.

            (k) "Warrant Stock" means the shares of Company stock which are purchasable upon exercise or conversion of this Warrant, consisting of Class E Preferred Stock (or other Company securities) into which the Note is converted if such conversion actually occurs, or consisting of shares of Common Stock if the Note is not so converted. The total number of shares to be issued upon the exercise of this Warrant shall be computed by dividing $125,000.00 by the Warrant Price, subject to adjustment as described in Section 3 below. The "Warrant Stock Definition Date" means the date on which the Note is converted (or if not converted, then the date on which the holder of the Note notifies the Company that it has become a demand note, as described in the Note.

      3. Adjustments and Notices. The Warrant Price and/or the number of shares of Warrant Stock shall be subject to adjustment from time to time in accordance with this Section 3. The Warrant Price and/or the number of Warrant Shares shall be adjusted to reflect all of the following events that occur on or after the Commencement Date. However, if the Warrant Stock becomes defined to be preferred stock of the Company, then the following provisions in Section 3 shall not apply to shares issued on or after the Warrant Stock Definition Date.

            (a) Subdivision. Stock Dividends or Combinations. In case the Company shall at any time subdivide the outstanding shares of Warrant Stock or shall issue a stock dividend with respect to the Warrant Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Warrant Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, in each case effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

            (b) Reclassification, Exchange, Substitution. In-Kind Distribution. Upon any reclassifications, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than shares of Warrant Stock, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received if this Warrant had been exercised or converted immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend, The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise or conversion of the new warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

            (c) Reorganization. Merger etc. In case of any Change-In-Control Event, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise or conversion of the unexercised or unconverted portion of this Warrant, and in lieu of the shares of the Warrant Stock theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reorganization, merger or sale by the Holder of the number of shares of Warrant Stock then purchasable under this Warrant. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (c) shall similarly apply to successive Change-In-Control Events. (d) Dilutive Issuances Adjustment of Number of Shares and Warrant Price. In order to prevent dilution of the rights granted under this Warrant, the number of shares of Warrant Stock obtainable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as provided in this Section 3(d).

                  (i) Adjustment of Warrant Price upon Issuance of Additional Stock. If and whenever after the Commencement Date, the Company issues, or in accordance with Section 3(d)(ii) is deemed to have issued, any Additional Stock to any person for a consideration per share less than the Base Price then in effect, then the Warrant Price in effect immediately before each such issuance shall forthwith be adjusted to a price determined by multiplying such Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock that the aggregate consideration received by the Company for such issuance would purchase at such Warrant Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of such Additional Stock.

                  (ii) Effect of Certain Events. For purposes of determining under Section (d)(i) the adjusted number of shares of Warrant Stock acquirable upon exercise of this Warrant, the following shall be applicable:

                        (A) Issuance of Rights or Options. If the Company in any manner issues, grants or sells (or otherwise becomes subject to) any Options or Options for Convertible Securities, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been sold on the date of issuance, grant or sale of such Options and to be outstanding.

                        (B) Issuance of Convertible Securities. If the Company in any manner grants, issues or sells (or otherwise becomes subject to) any Convertible Securities, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to have been sold on the date of issuance, grant or sale of such Convertible Securities and to be outstanding.

                        (C) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the number of shares of Warrant Stock acquirable hereunder shall be adjusted to the number of shares which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                        (D) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issuance or sale of Common Stock.

                        (E) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (iii) In the case of the issuance of Additional Stock for cash, the consideration received therefor shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the company for any underwriting or otherwise in connection with the issuance and sale thereof. In the case of the issuance of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash received therefor shall be deemed to be the fair value thereof as reasonably determined by the Board of Directors of the Company in its good faith judgment irrespective of any accounting treatment.

                  (iv) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to clause (ii) of this Section 3(d)) by the Company after the Commencement Date, other than shares of Common Stock issued or issuable:

                        (A) to officers, directors, employees and consultants of the Company directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Company;

                        (B) upon conversion of the Class A, B, C, or D Preferred Stock (or, if authorized, the Class E Preferred Stock) of the Company or the exercise of warrants issued by the Company before or on the Commencement Date;

                  (v) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 3(d) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the number of shares of Warrant Stock obtainable upon exercise of this Warrant and in the Warrant Price so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall decrease the number of shares of Warrant Stock obtainable as otherwise determined pursuant to this Section 3.

            (e) Certificate of Adjustment. In each case of an adjustment or readjustment of the Warrant Price, the Corporation, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

            (f) No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 3 against impairment. If the Company takes any action affecting the Class E Preferred Stock other than as described above that adversely affects the Holder's rights under this Warrant, the Warrant Price shall be adjusted downward.

            (g) Fractional Shares. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

      4. No Shareholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

      5. Reservation of Stock. On and after the Warrant Stock Definition Date, the Company will reserve from its authorized and unissued stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

      6. Exercise of Warrant. This Warrant may be exercised as a whole or part by the Holder, at any time after the date hereof prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. Alternatively, the Holder may pay the Warrant Price as a whole or in part) by surrendering to the Company all or a portion of any Note (as defined in the Note and Warrant Purchase Agreement), in which case the portion of the Note surrendered plus all accrued but unpaid interest thereon shall be credited towards payment of the Warrant Price. If less the entire Note is surrendered in payment of the Warrant Price, the Company shall issue to the Holder a new promissory note identical to the surrendered Note except that the principal amount thereof shall equal the unsurrendered portion of the principal amount of the surrendered Note. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If this Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of this Warrant upon such exercise, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of this Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

      7. Conversion, In lieu of exercising this Warrant or any portion hereof, at any time after the occurrence of a Change-In-Control Event or the filing of a registration statement for an initial underwritten public offering of securities by the Company, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Stock by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as Attachments 2 and 3, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of shares of Warrant Stock to be issued to Holder upon such conversion shall be computed using the following formula:

                                 X=(P)(Y)(A-B)/A

       where X =  the number of shares of Warrant Stock to be issued to the
                  Holder for the portion of the Warrant being converted.

                  P = the portion of the Warrant being converted expressed as a decimal fraction.

                  Y = the total number of shares of Warrant Stock issuable upon exercise of the Warrant in full.

                  A = the fair market value of one share of Warrant Stock which means (i) the fair market value of the Warrant Stock as of the last Business Day immediately prior to the date the notice of conversion is received by the Company, as reported in the principal market for such securities or, if no such market exists, as determined in good faith by the Company's Board of Directors, or (ii) if this Warrant is being converted in conjunction with a public offering of stock the price to the public per share pursuant to the offering.

                  B =   the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion. If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein. If this Warrant is converted, as a whole or in part, after the occurrence of a Change-In-Control Event as to which Section 3(c) is applicable, the Holder shall receive the consideration contemplated by
Section 3(c) in lieu of Warrants Stock of the Company.

      8. Transfer of Warrant. This Warrant may be transferred or assigned by the Holder hereof in whole or in part, provided that the transferor provides, at the Company's request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Securities Act and the securities law applicable with respect to any other applicable jurisdiction.

      9. Termination. This Warrant shall terminate on 5:00 p.m. New York time on the Termination Date.

      10. Miscellaneous. This Warrant shall be governed by the laws of the Commonwealth of Massachusetts, as such laws are applied to contracts to be entered into and performed entirely in Massachusetts by Massachusetts residents. In the event of any dispute among the Holder and the Company arising out of the terms of this Warrant, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the Commonwealth of Massachusetts for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or by facsimile transmission or mailed by first class mail, postage prepaid, to the address or facsimile number furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address or facsimile number to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

       ISSUED:     August 2, 1999


            BEACON POWER CORPORATION

            By: /s/ Willian E. Stanton
                -------------------------

            Name: WILLIAM E. STANTON
                  -----------------------

            Title: PRESIDENT & CEO
                   -----------------------

                                  Attachment 1

NOTICE OF EXERCISE

TO:   BEACON POWER CORPORATION

1. The undersigned hereby elects to purchase ________________ shares of the Warrant Stock of Beacon Power Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:


                            ________________________
                                     (Name)

                            ________________________
                                    (Address)


___________________________________      ________________________________
(Date) (Name of Warrant Holder)


      By:___________________________

      Title:________________________

                                  Attachment 2

                       INVESTMENT REPRESENTATION STATEMENT

                      Shares of the Class E Preferred Stock
                     (as defined in the attached Warrant) of
                            BEACON POWER CORPORATION

      In connection with the purchase of the above-listed securities, the undersigned hereby represents to Beacon Power Corporation (the "Company") as follows:

(a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

(b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to
Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

(c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Securities Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

(d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company

(e) The undersigned acknowledges that the Securities issuable upon exercise or conversion of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold from the Company or any affiliate of the Company, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three month period not exceeding specified limitations.


       Dated:_________________________


       _______________________________
       (Typed or Printed Name)

       By:____________________________
         (Signature)

       _______________________________
       (Title)

                                  Attachment 3

NOTICE OF CONVERSION

TO:   BEACON POWER CORPORATION

1. The undersigned hereby elects to acquire ________________ shares of the Warrant Stock of Beacon Power Corporation pursuant to the terms of the attached Warrant, by conversion of _________ percent (____%) of the Warrant.

2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:


                            ________________________
                                     (Name)

                            ________________________
                                    (Address)


___________________________________      ________________________________
(Date) (Name of Warrant Holder)


      By:___________________________

      Title:________________________
         (Title and signature of authorized person)

THE SECURITIES EVIDENCED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

THE SALE OR TRANSFER AND CERTAIN OTHER RIGHTS RELATING TO THE SECURITIES REPRESENTED BY THIS DOCUMENT ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SHAREHOLDER AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

No.: 4

                                     WARRANT
                       TO PURCHASE CLASS E PREFERRED STOCK
                                       OF
                            BEACON POWER CORPORATION

                           (void after August 2, 2004)

      1. Issuance of Warrant. FOR VALUE RECEIVED, on and after the date of issuance of this Warrant, and subject to the terms and conditions herein set forth, the Holder (as defined below) is entitled to purchase from Beacon Power Corporation, a Delaware corporation (the "Company"), at any time before 5:00 p.m. New York time on August 2, 2004 (the "Termination Date"), at a price per share equal to the Warrant Price (as defined below and subject to adjustment as described below), the Warrant Stock (as defined below and subject to adjustment as described below) upon exercise of this warrant (this "Warrant") pursuant to
Section 6 hereof. This Warrant is issued pursuant to the Note and Warrant Purchase Agreement (as defined below).

      2. Definitions. As used in this Warrant, the following terms have the definitions ascribed to them below:

            (a) "Additional Stock" is defined in Section 3(d)(iv).

            (b) "Base Price" means as of August 2, 1999, $1.78 per share of Common Stock, which shall be subject to adjustment as provided in Section 3(d).

            (c) "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of Massachusetts or the State of New York or the District of Columbia are authorized to be closed.

            (d) "Change-In-Control Event" means the occurrence after the Commencement Date of any of the following: (i) the acquisition of voting securities of the Company by any person or group of persons that results in such person or group, together with its affiliates, becoming, directly or indirectly, the beneficial owner of in excess of 50% of the outstanding voting securities of the Company; (ii) a merger or consolidation of the Company with any other corporation or legal entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) in excess of 50% of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the sale or disposition of all or substantially all of the Company's assets other than in a transaction in which holders of the voting securities of the Company immediately prior to such transaction receive voting securities of the acquiror of such assets or its affiliate that represent in excess of 50% of the voting securities of such entity after consummation of such transaction.

            (e) "Commencement Date" means the date of issue of this Warrant.

            (f) "Common Stock" means the Company's Common Stock, $.01 par value per share.

            (g) "Holder" means Micro Generation Technology Fund, L.L.C., or its assigns.

            (h) "Note and Warrant Purchase Agreement" means the Note and Warrant Purchase Agreement dated as of August 2, 1999 by and among the Company, Perseus Capital, L.L.C., Duquesne Enterprises, Inc., Micro Generation Technology Fund, L.L.C., and SatCon Technology Corporation (collectively, the "Purchasers"), and "Note" means the Note issued to the holder pursuant to such Agreement.

            (i) "Class E Preferred Stock" means the Class E Preferred Stock of the Company proposed to be issued to the Purchasers as part of the equity financing in which the Note is to be converted, as described in the above Note and Warrant Purchase Agreement.

            (j) "Warrant Price" means, (i) in the event that a purchase of at least $5 million of the Class E Preferred Stock is consummated within six (6) months from the date hereof, the per share price at which such purchase is made, or (ii) in the event that no such purchase is consummated, $2.50, in either event subject to adjustment as described in Section 3 below.

            (k) "Warrant Stock" means the shares of Company stock which are purchasable upon exercise or conversion of this Warrant, consisting of Class E Preferred Stock

(or other Company securities) into which the Note is converted if such conversion actually occurs, or consisting of shares of Common Stock if the Note is not so converted. The total number of shares to be issued upon the exercise of this Warrant shall be computed by dividing $37,500.00 by the Warrant Price, subject to adjustment as described in Section 3 below. The "Warrant Stock Definition Date" means the date on which the Note is converted (or if not converted, then the date on which the holder of the Note notifies the Company that it has become a demand note, as described in the Note.

      3. Adjustments and Notices. The Warrant Price and/or the number of shares of Warrant Stock shall be subject to adjustment from time to time in accordance with this Section 3. The Warrant Price and/or the number of Warrant Shares shall be adjusted to reflect all of the following events that occur on or after the Commencement Date. However, if the Warrant Stock becomes defined to be preferred stock of the Company, then the following provisions in Section 3 shall not apply to shares issued on or after the Warrant Stock Definition Date.

            (a) Subdivision, Stock Dividends or Combinations. In case the Company shall at any time subdivide the outstanding shares of Warrant Stock or shall issue a stock dividend with respect to the Warrant Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Warrant Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, in each case effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

            (b) Reclassification, Exchange, Substitution, In-Kind Distribution. Upon any reclassifications, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than shares of Warrant Stock, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received if this Warrant had been exercised or converted immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend, The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise or conversion of the new warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

            (c) Reorganization, Merger etc. In case of any Change-In-Control Event, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise or conversion of the unexercised or unconverted portion of this Warrant, and in lieu of the shares of the Warrant Stock theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reorganization, merger or sale by the Holder of the number of shares of Warrant Stock then purchasable under this Warrant. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph
(c) shall similarly apply to successive Change-In-Control Events. (d) Dilutive Issuances Adjustment of Number of Shares and Warrant Price. In order to prevent dilution of the rights granted under this Warrant, the number of shares of Warrant Stock obtainable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as provided in this Section 3(d).

                  (i) Adjustment of Warrant Price upon Issuance of Additional Stock. If and whenever after the Commencement Date, the Company issues, or in accordance with Section 3(d)(ii) is deemed to have issued, any Additional Stock to any person for a consideration per share less than the Base Price then in effect, then the Warrant Price in effect immediately before each such issuance shall forthwith be adjusted to a price determined by multiplying such Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock that the aggregate consideration received by the Company for such issuance would purchase at such Warrant Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of such Additional Stock.

                  (ii) Effect of Certain Events. For purposes of determining under Section (d)(i) the adjusted number of shares of Warrant Stock acquirable upon exercise of this Warrant, the following shall be applicable:

                        (A) Issuance of Rights or Options. If the Company in any manner issues, grants or sells (or otherwise becomes subject to) any Options or Options for Convertible Securities, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been sold on the date of issuance, grant or sale of such Options and to be outstanding.

                        (B) Issuance of Convertible Securities. If the Company in any manner grants, issues or sells (or otherwise becomes subject to) any Convertible Securities, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to have been sold on the date of issuance, grant or sale of such Convertible Securities and to be outstanding.

                        (C) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the number of shares of Warrant Stock acquirable hereunder shall be adjusted to the number of shares which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                        (D) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issuance or sale of Common Stock.

                        (E) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (iii) In the case of the issuance of Additional Stock for cash, the consideration received therefor shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the company for any underwriting or otherwise in connection with the issuance and sale thereof. In the case of the issuance of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash received therefor shall be deemed to be the fair value thereof as reasonably determined by the Board of Directors of the Company in its good faith judgment irrespective of any accounting treatment.

                  (iv) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to clause (ii) of this Section 3(d)) by the Company after the Commencement Date, other than shares of Common Stock issued or issuable:

                        (A) to officers, directors, employees and consultants of the Company directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Company;

                        (B) upon conversion of the Class A, B, C, or D Preferred Stock (or, if authorized, the Class E Preferred Stock) of the Company or the exercise of warrants issued by the Company before or on the Commencement Date;

                  (v) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 3(d) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the number of shares of Warrant Stock obtainable upon exercise of this Warrant and in the Warrant Price so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall decrease the number of shares of Warrant Stock obtainable as otherwise determined pursuant to this Section 3.

            (e) Certificate of Adjustment. In each case of an adjustment or readjustment of the Warrant Price, the Corporation, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

            (f) No Impairment, The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 3 against impairment. If the Company takes any action affecting the Class E Preferred Stock other than as described above that adversely affects the Holder's rights under this Warrant, the Warrant Price shall be adjusted downward.

            (g) Fractional Shares. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

      4. No Shareholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

      5. Reservation of Stock. On and after the Warrant Stock Definition Date, the Company will reserve from its authorized and unissued stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

      6. Exercise of Warrant. This Warrant may be exercised as a whole or part by the Holder, at any time after the date hereof prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. Alternatively, the Holder may pay the Warrant Price as a whole or in part) by surrendering to the Company all or a portion of any Note (as defined in the Note and Warrant Purchase Agreement), in which case the portion of the Note surrendered plus all accrued but unpaid interest thereon shall be credited towards payment of the Warrant Price. If less the entire Note is surrendered in payment of the Warrant Price, the Company shall issue to the Holder a new promissory note identical to the surrendered Note except that the principal amount thereof shall equal the unsurrendered portion of the principal amount of the surrendered Note. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If this Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of this Warrant upon such exercise, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of this Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

      7. Conversion, In lieu of exercising this Warrant or any portion hereof, at any time after the occurrence of a Change-In-Control Event or the filing of a registration statement for an initial underwritten public offering of securities by the Company, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Stock by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as Attachments 2 and 3, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of shares of Warrant Stock to be issued to Holder upon such conversion shall be computed using the following formula:

                                 X=(P)(Y)(A-B)/A

       where X =  the number of shares of Warrant Stock to be issued to the
                  Holder for the portion of the Warrant being converted.

                  P = the portion of the Warrant being converted expressed as a decimal fraction.

                  Y = the total number of shares of Warrant Stock issuable upon exercise of the Warrant in full.

                  A = the fair market value of one share of Warrant Stock which means (i) the fair market value of the Warrant Stock as of the last

                        Business Day immediately prior to the date the notice of conversion is received by the Company, as reported in the principal market for such securities or, if no such market exists, as determined in good faith by the Company's Board of Directors, or (ii) if this Warrant is being converted in conjunction with a public offering of stock the price to the public per share pursuant to the offering.

                  B =   the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion. If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein. If this Warrant is converted, as a whole or in part, after the occurrence of a Change-In-Control Event as to which Section 3(c) is applicable, the Holder shall receive the consideration contemplated by
Section 3(c) in lieu of Warrants Stock of the Company.

      8. Transfer of Warrant. This Warrant may be transferred or assigned by the Holder hereof in whole or in part, provided that the transferor provides, at the Company's request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Securities Act and the securities law applicable with respect to any other applicable jurisdiction.

      9. Termination. This Warrant shall terminate on 5:00 p.m. New York time on the Termination Date.

      10. Miscellaneous. This Warrant shall be governed by the laws of the Commonwealth of Massachusetts, as such laws are applied to contracts to be entered into and performed entirely in Massachusetts by Massachusetts residents. In the event of any dispute among the Holder and the Company arising out of the terms of this Warrant, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the Commonwealth of Massachusetts for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or by facsimile transmission or mailed by first class mail, postage prepaid, to the address or facsimile number furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address or facsimile number to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

       ISSUED:     August 2, 1999


            BEACON POWER CORPORATION

            By: /s/ Willian E. Stanton
                -------------------------

            Name: WILLIAM E. STANTON
                  -----------------------

            Title: PRESIDENT & CEO
                   -----------------------

                                  Attachment 1

NOTICE OF EXERCISE

TO:   BEACON POWER CORPORATION

1. The undersigned hereby elects to purchase ________________ shares of the Warrant Stock of Beacon Power Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:


                            ________________________
                                     (Name)

                            ________________________
                                    (Address)


___________________________________      ________________________________
(Date) (Name of Warrant Holder)


      By:___________________________

      Title:________________________

                                  Attachment 2

                       INVESTMENT REPRESENTATION STATEMENT

                      Shares of the Class E Preferred Stock
                     (as defined in the attached Warrant) of
                            BEACON POWER CORPORATION

      In connection with the purchase of the above-listed securities, the undersigned hereby represents to Beacon Power Corporation (the "Company") as follows:

(a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

(b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to
Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

(c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Securities Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

(d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company

(e) The undersigned acknowledges that the Securities issuable upon exercise or conversion of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold from the Company or any affiliate of the Company, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three month period not exceeding specified limitations.


       Dated:_________________________


       _______________________________
       (Typed or Printed Name)

       By:____________________________
         (Signature)

       _______________________________
       (Title)

                                  Attachment 3

NOTICE OF CONVERSION

TO:   BEACON POWER CORPORATION


1. The undersigned hereby elects to acquire ________________ shares of the Warrant Stock of Beacon Power Corporation pursuant to the terms of the attached Warrant, by conversion of _________ percent (____%) of the Warrant.

2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:


                            ________________________
                                     (Name)

                            ________________________
                                    (Address)


___________________________________      ________________________________
(Date) (Name of Warrant Holder)


      By:___________________________

      Title:________________________
         (Title and signature of authorized person)